                                                                   EXHIBIT 10.48

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Fidelity Federal Bank, a Federal
     Savings Bank
600 North Brand Boulevard
Glendale, California  91203


Loan Number:  3038879

================================================================================

                                 DEED OF TRUST,
                        ASSIGNMENT OF RENTS AND LEASES,
                     SECURITY AGREEMENT AND FIXTURE FILING



NOTICE:  THIS DEED OF TRUST ALSO CONSTITUTES AND IS FILED AS A FIXTURE FILING
------
UNDER CALIFORNIA COMMERCIAL CODE SECTION 9402(6).

     THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust") is made as of this 15th day of May, 1995, by CITADEL REALTY, INC., a Delaware corporation ("Trustor"), whose address is c/o Kenneth W. Swenson, Esq., Buchalter, Nemer, Fields & Younger, 601 South Figueroa Street, Suite 2500, Los Angeles, California 90017-5704, in favor of GATEWAY MORTGAGE CORPORATION, a California corporation ("Trustee"), for the benefit of FIDELITY FEDERAL BANK, A FEDERAL SAVINGS BANK, a federally chartered savings association ("Beneficiary"), whose address is 600 North Brand Boulevard, Glendale, California 91203.

     Trustor has executed a promissory note of even date herewith in the principal amount of $5,338,500 and payable by Trustor to the order of Beneficiary (the "Note"). The indebtedness evidenced by the Note is hereinafter referred to as the "Loan," provided that the use of such term shall not be construed to imply that Beneficiary is advancing new funds or doing anything other than financing the sale of its own assets.

     In consideration of the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust for Beneficiary, with power of sale, under and subject to the terms and conditions hereinafter set forth, for the benefit and security of Beneficiary, all of its present and future estate, right, title and interest in and to certain real property located at 600 North Brand Boulevard, Glendale, California and 600 North Maryland Avenue, Glendale, California and more particularly described in EXHIBIT A attached hereto, together with all of the following now owned or hereafter acquired by Trustor (which grant, transfer and assignment are subject and subordinate to the absolute assignment to Beneficiary of rents and leases in Article III, to the security interest and power of sale and all
              -----------
other rights of enforcement granted to Beneficiary in Article IV, and to
                                                      ----------
security interests granted to Beneficiary in other instruments, agreements and documents):

     (a) all buildings, structures, improvements and tenements now or hereafter located on the real property described above (together with the real property described in EXHIBIT A, the "REAL PROPERTY");

     (b) all fixtures, machinery, equipment, mobile homes, trailers, furniture, furnishings, building materials, appliances, apparatuses, communications and utility systems and facilities, landscaping and goods of every nature whatsoever now or hereafter located in or on, or used or intended to be used in connection with, the Real Property, whether or not physically affixed to the Real Property;

     (c) all rights to minerals, oil and gas and other hydrocarbon substances, all water, irrigation and drainage rights, and all crops and timber on, under or relating to the Real Property; all shares of stock in any water company or other utility supplying water or utility services to the Real Property; and all damages, royalties and revenues of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or hereafter acquiring a right to the oil, gas and mineral rights and reservations of the Real Property;

     (d) all privileges and other rights now or hereafter appurtenant or incidental to the Real Property, including air rights and development rights relating to the Real Property and all right, title and interest of Trustor in and to all streets, curbs, gutters, sidewalks, sewers, storm drains, roads and public places, open or proposed; and all easements and rights of way, public or private, now or hereafter used in connection with the Real Property;

     (e) all rents (including room rents, minimum rents, additional rents and percentage rents), cash, income, issues, accounts receivable, royalties, proceeds, profits, service charges, parking and maintenance charges and fees, tax and insurance contributions, proceeds from the sale of utilities and services, cancellation premiums, and other revenues of or relating to the Real Property or any business conducted thereon (including those now due, past due or to become due by virtue of any "Lease" [as defined below] or in consideration of any service performed by Trustor or in connection with the use or hiring of the Property, regardless of to whom payable), also including any rights to payment for goods sold or leased or to be sold or leased or for services rendered or to be rendered or for claims for damages arising from any breach of the Leases, proceeds from any sale or other disposition of all or any portion of the Property, and all other benefits arising from the use or enjoyment of, or the lease, sale or other disposition of, all or any portion of the Property (collectively, "RENTS");

     (f) Trustor's right, title and interest in and to any and all existing and future leases, subleases, tenancies, occupancy agreements, licenses and other agreements for the use and occupancy of all or any portion of the Property, whether written or oral, and any guarantees thereof, together with any and all extensions, modifications, amendments, assignments and renewals thereof, and all cash or other security deposited to secure performance by the lessees or tenants of their obligations thereunder, whether such cash or security is to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due prior to the expiration of the term thereof (collectively, the "LEASES");

     (g) all insurance and insurance policies insuring the Property (as defined after paragraph (q) below) or any activity thereon or part thereof or interest therein, and all proceeds of such insurance policies; all claims, awards, damages, causes of action, judgments, recoveries, compensation and insurance proceeds arising on account of injury or damage to or taking of all or any part of the Property or for any loss or diminution in value of the Property; all advance payments of insurance premiums made by Trustor with respect to the Property; all deposits made with or other security given by Trustor to governmental authorities or utility companies with respect to the Property; all claims or demands with respect to such deposits or security; and all right to refunds or rebates of any such insurance premiums or deposits, taxes or assessments on the Property;

     (h) the Impound Funds (as defined in Section 2.8); all funds deposited by
                                          -----------
Trustor with Beneficiary in connection with the Loan; and all deposit accounts of Trustor with Beneficiary;

     (i) any and all plans, specifications, contracts and agreements for construction of any improvements on the Real Property and all studies, data and drawings relating thereto; Trustor's rights under all payment, performance or other bonds and in all deposits and other security delivered to, by or for the benefit of Trustor in connection with the construction of improvements on the Real Property; any and all construction materials, supplies and equipment used or to be used in connection with the construction of improvements on the Real Property, whether or not stored on the Real Property, and all warranties and guaranties relating thereto; any and all contracts, agreements, and purchase orders with contractors, subcontractors, suppliers and materialmen incidental to construction of improvements on the Real Property; all reserves, deferred payment deposits, cost savings and payments of any kind relating to construction of such improvements; and any and all drawings, maps, plats, surveys, studies and reports relating to the Real Property prepared by or on behalf of Trustor;

     (j) all licenses (including liquor licenses, operating licenses or similar licenses), contracts, management contracts or agreements, franchise agreements, building, occupancy and other governmental permits, authorities, consents or certificates acquired or used in connection with the construction, use, ownership, operation, occupancy, maintenance, repair, improvement or development of, or conduct of business on, the Real Property;

     (k) all accounts receivable, general intangibles and contract rights relating to the construction, ownership, operation, occupancy, maintenance, repair, improvement, use or development of, the Real Property, including Trustor's leasehold interest, subject to the terms of the applicable lease, in any equipment leased by Trustor;

     (l) all names, trade names, trademarks, service marks, and logos by which the Real Property is known or operated, all rights to conduct business under any such name or any variation thereof, and all goodwill in any way relating to the Real Property;

     (m) all right, title and interest of Trustor in and to any entity that has any interest of any nature in the Real Property; and all share certificates, membership cards and other evidences of Trustor's ownership, membership, participation or rights in such entity or entities;

     (n) all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into by or on behalf of Trustor for the sale of all or any portion of the Real Property, and all deposits thereunder and proceeds thereof, all purchase agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into by or an behalf of Trustor for the purchase of all or any portion of the Real Property, and all proceeds thereof;

     (o) all books, records, accounts and other documents relating to the construction, ownership, use, management, operation, occupancy, leasing, maintenance, repair, improvement, or development of, or conduct of business on, the Real Property;

     (p) all other personal property of Trustor, whether tangible or intangible, located on or used or to be used in any way in connection with, the Real Property or the construction, ownership, use, management, operation, occupancy, leasing, maintenance, repair, improvement, or development of, the Real Property, whether now owned or hereafter acquired or created (including, equipment, inventory, goods, documents, instruments, general intangibles, chattel paper, accounts, accounts receivable, deposit accounts, and contract rights, as all such terms are used in the California Uniform Commercial Code); and

     (q) all supplements, modifications and amendments to any of the foregoing; all substitutions, replacements, additions, and accessions to any and all of the foregoing; any of the foregoing hereafter acquired by Trustor; and all proceeds of all of the foregoing.

     The Real Property and all of the items described in paragraphs (b) through
(p) above are hereinafter referred to collectively as the "PROPERTY."

                                 ARTICLE I
                              OBLIGATIONS SECURED

          This Deed of Trust secures: (a) the payment and performance of all of Trustor's indebtedness and obligations, now or hereafter incurred by Trustor, under the Note, this Deed of Trust, and all other Loan Documents, including all principal due and all interest, late charges, loan fees and other charges at any time accruing or owing under the Loan Documents (provided, however, that this
                                                 --------  -------
Deed of Trust shall not secure the payment or performance of any indebtedness or obligation of Trustor to be paid or performed under or pursuant to any Loan Document or any provision in any Loan Document that expressly provides that such Loan Document or provision is not secured by this Deed of Trust); (b) the payment of all sums advanced, paid or expended by Beneficiary under or pursuant to any provision of this Deed of Trust or any other Loan Document, or to protect the Property or any other security for the Loan, together with interest on each such advance, payment or expenditure at the rate of interest in effect under the Note from the date of such advance, payment or expenditure until paid in full; and (c) the payment of principal, interest and any other indebtedness hereafter owing by Trustor under any additional loans made by Beneficiary to Trustor that are evidenced by a promissory note or other writing reciting that the same is secured hereby, including all prepayment charges, late charges, loan fees and other charges accruing or assessed under such promissory note or other writing ("ADDITIONAL ADVANCES"). All of the foregoing amounts shall be secured by this Deed of Trust to the same extent and with the same priority as the initial debt secured by this Deed of Trust.


                                   ARTICLE II
                      COVENANTS AND AGREEMENTS OF TRUSTOR

          2.1 Any representations and warranties made by Trustor in the Loan Documents shall remain continuing representations and warranties so long as any portion of the indebtedness secured by this Deed of Trust remains outstanding. Should any representation or warranty prove to be untrue as of the date of this Deed of Trust, then Beneficiary may declare a default under the Note and Deed of Trust. Trustor agrees to indemnify and hold Beneficiary free and harmless from all liabilities, obligations, damages, causes of action, judgments, cost and expenses (including without limitation reasonable attorneys' fees) that Beneficiary may incur or suffer in connection with any breach by Trustor of any of Trustor's representations or warranties.

          2.2  Application of Payments.  Except to the extent otherwise required
               -----------------------
by law, Beneficiary shall apply and credit funds received by Beneficiary pursuant to this Deed of Trust, the Note or any other Loan Document in the manner and order of priority set forth in the Note, and if the Note does not specify the manner and order of priority, funds shall be applied and credited
(a) first, to pay or reimburse Beneficiary for amounts advanced by Beneficiary (other than principal of the Loan) pursuant to any provision of this Deed of Trust or any other Loan Document, (b) second, to fund any deposits that Trustor may be required by the terms of any Loan Document to make with Beneficiary and that Trustor has in fact failed to make, including any deposits to be used to pay the cost of repairing or constructing any improvements, insurance premiums, property taxes and assessments and utility charges, (c) third, to pay any late payment charges due under the Note or any other Loan Document, (d) fourth, to pay any other sums due under the Loan Documents, excluding interest earned or accrued under the Note and principal,
(e) fifth, to pay any interest earned or accrued under the Note and not added to principal, and (f) sixth, to pay principal outstanding under the Note (including any accrued interest added to principal). Lease payments suspended by Beneficiary shall not be deemed subject to this Section 2.2 except to the extent applied against amounts outstanding under the Note.

          2.3  Maintenance, Repair, Alterations; Use and Operation.  Trustor
               ---------------------------------------------------
shall (a) keep the Property in good condition and repair and, in the event of any damage, injury or loss, restore or repair promptly and in a good and workmanlike manner such part of the Property to the equivalent of its condition prior to such damage, injury or loss, or such other condition as Beneficiary may approve in writing, whether or not insurance proceeds are available to cover, in whole or in part, the costs of such restoration or repair, and, subject to
Section 4.3(a), replace fixtures, equipment, machinery and appliances when
--------------
necessary to keep such items in good repair; (b) not commit or permit waste, impairment or deterioration of the Property; (c) comply with all, and not suffer or permit to exist any violation of any, of the following that may materially affect the Property or pertain to acts committed or existing thereon: (i) Laws;
(ii) covenants, conditions and restrictions and servitudes (including those contained in any declaration and constituent documents of any condominium, cooperative, planned development or other common interest project), whether public or private, of every kind and character; and (iii) requirements of insurance companies and all bureaus or agencies that establish standards of insurability; (d) obtain, keep in effect and perform all obligations under all permits, licenses, rights, privileges, franchises, concessions, maps, bonds and other agreements required by applicable Laws or granted to or contracted for by Trustor (including zoning variances and other special exceptions, exemptions and permits) for the construction, ownership, use, management, operation, occupancy, leasing, maintenance, repair, improvement, financing, sale, or development of, or conduct of Trustor's business on the Property; (e) not take any action that might invalidate any insurance carried on the Property; (f) not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance or zoning classification or conditions of use, or other public or private restrictions limiting the uses that may be made of the Property; (g) not alter the general use of all or any part of the Property without the prior written consent of Beneficiary; (h) not abandon the Property; and (i) cultivate, irrigate, fertilize, fumigate, prune and do all other acts in a timely and proper manner which, from the character or use of the Property or any portion thereof, may be necessary or appropriate for the care, protection or preservation of the Property or the protection of Beneficiary's security.

          2.4  Required Insurance Coverage.  Trustor shall at all times provide,
               ---------------------------
maintain and keep in force all of the following policies of insurance:

          (a) Fire and Extended Coverage.  Insurance of the type commonly known
              --------------------------
as the "broad form of extended coverage," insuring the property against loss or damage by fire, lightning, vandalism, malicious mischief, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and all other risks covered by an all perils endorsement, in an amount sufficient to prevent Beneficiary or Trustor from becoming a co-insurer under the terms of the applicable policies and at least equal to 100% of the then full replacement cost of the improvements thereon and Personal Property without deduction for physical depreciation, and subject to a deductible reasonably satisfactory to Beneficiary. Each such policy shall contain a replacement cost endorsement;

          (b) Rental Loss.  If required by Beneficiary, upon the occupancy of
              -----------
any portion of the Property, insurance against the loss of "rental value" of the improvements on a "rented basis," and including the fair rental value of any portion of the improvements occupied by Trustor, arising out of fire or the perils of the broad form of extended coverage, in an amount satisfactory to Beneficiary;

          (c) Commercial General Liability.  Comprehensive broad form general
              ----------------------------
public liability insurance, insuring against claims and liability for personal injury, death or property damage arising from the use, occupancy, disuse or condition of the Property and the adjoining areas or ways, with a single limit of coverage in an amount reasonably approved by Beneficiary, but in no event less than $3,000,000;

          (d) Worker's Compensation.  Worker's compensation insurance (including
              ---------------------
employer's liability insurance, if requested by Beneficiary) for all employees of Trustor engaged on or with respect to the Property, in such amount as is reasonably satisfactory to Beneficiary, or, if such limits are established by law, in the amounts so established;

          (e) Builder's Risk.  During the course of any construction or repair
              --------------
of improvements on the Real Property, builder's "completed value" insurance against "all risks of physical loss," including collapse and transit coverage, in nonreporting form, covering the total value of work performed and equipment, supplies, materials, supervision and fixtures furnished, containing the "permission to occupy upon completion of work or occupancy" endorsement and no deletion or restriction in coverage due to occupancy, and covering Beneficiary's interest in the Property, as it may appear;

          (f) Flood.  If the Property lies within a 100-year flood plain as
              -----
designated by the Federal Emergency Management Association from time to time, insurance against damage by flood or similar occurrences, in the event such insurance is available pursuant to the provisions of the Flood Disaster Protection Act of 1973 or other applicable Law, in an amount equal to the lesser of 100% of the insurable value of the Property or the maximum amount obtainable under such Law; provided, however, that Beneficiary may require that Trustor
                --------  -------
secure flood insurance in excess of the amount obtainable under such Law if such insurance is commercially available;

          (g) Other.  If available, such other policies of insurance (including
              -----
without limitation earthquake, boiler, pressure, vessel and machinery and plate glass insurance) as, and in such amounts as, under good insurance practices, from time to time, are carried by persons engaged in the same or similar type of business as Trustor, and located in the same or similar areas as the Real Property, or as any governmental or quasi-governmental authority having jurisdiction over Trustor or the Property shall from time to time require.

          Each insurance policy required by this Section 2.4 shall: (i) be
                                                 -----------
primary and noncontributory with any other insurance Trustor may carry; (ii) name or be endorsed to name Beneficiary as an additional insured and/or loss payee thereunder as its interest may appear; (iii) contain mortgagee and other endorsements reasonably required by Beneficiary in form and substance acceptable to Beneficiary; (iv) be issued by companies authorized to conduct business in California; (v) be subject to the written reasonable approval of Beneficiary as to insurer; (vi) provide or be endorsed to provide that the policy (including all endorsements thereto) shall not be cancelled or modified without at least 30 days' prior written notice to Beneficiary; and (vii) shall contain waivers of subrogation in form and substance acceptable to Beneficiary.

          Trustor shall furnish Beneficiary with: (i) a copy, certified by the appropriate insurance broker or carrier, of each policy required under this
Section 2.4 or a certificate for each such policy, in form and substance
-----------
reasonably satisfactory to Beneficiary; and (ii) at least 15 days prior to the expiration of each such policy, evidence satisfactory to Beneficiary of the payment of premiums and the reissuance of a policy continuing in force the coverage provided by the expiring policy. In the event Trustor fails to provide, maintain, keep in force, deliver or furnish to Beneficiary the policies of insurance required by this Deed of Trust, Beneficiary, may, at its option, procure such insurance (or single interest insurance covering Beneficiary's interest) with a company selected by Beneficiary, and Trustor shall pay all premiums thereon promptly upon demand by Beneficiary.

          Trustor, for itself and on behalf of its insurers, hereby releases Beneficiary and Trustee from any liability as to which insurance is required to be carried pursuant to any of the Loan Documents, including liability by way of contribution, indemnity, or subrogation.

          In the event of foreclosure of this Deed of Trust or other transfer of title to the Property that extinguishes the lien of this Deed of Trust, all right, title and interest of Trustor in and to all then existing policies of insurance or premiums or payments in satisfaction of claims or any other rights thereunder shall be deemed assigned to, and thereupon shall inure to the benefit of and pass to the purchaser or grantee, regardless of the amount bid at such foreclosure sale.

          2.5  Assignment of, and Disposition of Proceeds from, Insurance and
               --------------------------------------------------------------
Other Claims and Condemnation Awards.
------------------------------------

          (a) Trustor hereby assigns to Beneficiary: (i) all insurance proceeds that Trustor may receive or become entitled to receive by reason of loss sustained with respect to the Property or any part thereof under any policy of insurance required by this Deed of Trust; (ii) all compensation, awards and other payments or relief and all proceeds of the foregoing that Trustor may receive or become entitled to receive by reason of a taking for public use or an action in eminent domain affecting all or any part of the Property or any interest therein, the exercise of a police power, whether by a condemnation proceeding or otherwise (such as by inverse condemnation), or any transfer of all or any part of the Property under threat or in avoidance of an exercise of the power of eminent domain; and (iii) all causes of action, money judgments, monetary awards, and monetary liens (whether arising by judgment or otherwise) and all proceeds of the foregoing that Trustor may acquire or become entitled to receive from any persons whomsoever as a result of design, construction defects, or other defects or defective conditions in, on or relating to the Property or any portion thereof, or damage or injury to the Property or any portion thereof or interest therein from any cause whatsoever. Trustor shall execute such assignments, documents or instruments as Beneficiary may from time to time request in order to evidence any of the foregoing assignments. To the extent any such assigned claim or action is prosecuted by Trustor, Trustor shall be entitled to deduct from any proceeds otherwise payable to the Beneficiary hereunder the reasonable costs and expenses of investigation and prosecution of such claim or action, including reasonable attorneys fees. Trustor shall furnish to Beneficiary at Beneficiary's request periodic written accountings of such costs, expenses and proceeds. Beneficiary may, but in no event shall be obligated to, commence, appear in, defend or prosecute (in Beneficiary's name or otherwise) any assigned claim or action, and adjust, compromise, settle and collect all claims and awards assigned to Beneficiary hereunder, but shall not be responsible for any failure to collect any claim or award, regardless of the cause of the failure. Trustor shall cooperate with Beneficiary in making and prosecuting insurance claims and claims against third parties.

          (b) Application of Proceeds.  Any sums obtained or received by
              -----------------------
Beneficiary pursuant to Section 2.5(a) shall be applied first to reimburse
                        --------------
Beneficiary for costs and expenses incurred in connection with obtaining any such sums and then, provided there is no impairment of security and no Event of Default exists, in Beneficiary's reasonable discretion: (i) disbursed to Trustor to pay the costs and expenses of necessary repairs or restoration of the Property, subject to Section 2.5(c) and (ii) applied to the payment of any
                     --------------
indebtedness secured by this Deed of Trust, whether or not such indebtedness is then due, and to such components thereof as Beneficiary shall determine in its sole and absolute discretion without prepayment penalty or premium. Any remaining sums then held by Beneficiary pursuant to Section 2.5(a) shall be
                                                    --------------
released to Trustor. Unless Trustor and Beneficiary otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments required under the Note or funds required under
Section 2.8.
-----------

          (c) Conditions of Disbursement.  In the event that insurance or other
              --------------------------
proceeds remaining after deduction of Beneficiary's costs and expenses incurred in connection with obtaining such proceeds are made available to Trustor for payment of the costs and expenses of repair and restoration of the Property in accordance with Section 2.5(b), such proceeds shall be disbursed as provided in
                --------------
Section 2.5(d) upon the following terms and conditions: (i) no Event of Default
--------------
shall have occurred and be continuing; (ii) Beneficiary shall be reasonably satisfied, in its sole discretion, that the portion of the Property damaged, lost or destroyed can and shall be fully restored to the equivalent of its original condition and value, or such other condition as Beneficiary may approve, within a reasonable period of time and in any event prior to maturity of the Note; (iii) Beneficiary shall have reasonably approved: (A) a detailed budget and cost breakdown for the repair and reconstruction work; (B) the plans and specifications for the repair and reconstruction work and all approvals of governmental authorities required by Law in connection with such work; and (C) the general contractor proposed to be engaged to perform such work and the construction contract pursuant to which such work is to be performed; (iv) no material lease in effect immediately prior to the event of loss shall have been cancelled nor provide for any right to cancel that remains exercisable as a result of the damage or destruction, or, in the event such cancellation occurs or such exercisable right of cancellation exists, Beneficiary shall have determined that the Property can be restored to be an economically viable unit with a use which is consistent with the use of the Property prior to such damage or destruction; and (v) receipt of such additional data, instruments, documents, agreements and other materials or information relating to the repair or restoration, as Beneficiary may reasonably request, and satisfaction of such additional conditions, as Beneficiary may reasonably require, to protect its security. Trustor hereby acknowledges that the specific conditions described in this Section 2.5(c) are reasonable.
     --------------

          (d) Disbursement Procedures.  Upon satisfaction of all conditions set
              -----------------------
forth in Section 2.5(c), Trustor shall cause the work of repair and restoration
         --------------
to be commenced promptly and pursued diligently to completion in accordance with plans and specifications approved by Beneficiary and all applicable Laws. Beneficiary shall disburse such proceeds and any additional funds deposited by Trustor subject to Beneficiary's usual construction loan disbursement procedures and requirements, which include the following: (i) submission by Trustor and the general contractor of vouchers with such architect's certificates and/or other supporting information as requested by Beneficiary, all in form and content reasonably satisfactory to Beneficiary, evidencing the work for which disbursement is requested and the cost thereof; (ii) procurement by Trustor of performance and payment bonds, where required by any applicable governmental authority, and builders' risk insurance, and receipt by Beneficiary of evidence satisfactory to it that such coverage is in full force and effect; (iii) if required by Beneficiary, the retainage by Beneficiary of up to 10% of the costs of repair and restoration until (A) completion of such work in accordance with the approved plans and specifications and (B) Beneficiary's receipt of satisfactory evidence that the period for filing mechanics' liens has expired, that the Property is free from mechanics' and materialman's liens, and that all governmental approvals required for occupancy of the Property have been obtained; and (iv) satis-faction of all of Beneficiary's other customary disbursement procedures and requirements for property comparable to the Property, and if Beneficiary has no such procedures, such procedures as are then customary and usual in the institutional construction lending industry in the county in which the Real Property is located.

          (e) Excess Funds.  Trustor's failure to satisfy the conditions set
              ------------
forth in Section 2.5(c) within 90 days after Beneficiary's receipt of such
         --------------
proceeds, or to commence promptly and complete diligently the restoration of the Property in accordance with Section 2.5(d), shall constitute an Event of Default
                            --------------
hereunder. If any Event of Default occurs during the restoration, Beneficiary may apply such funds and proceeds held to the indebtedness secured by this Deed of Trust and to such components thereof as Beneficiary shall determine, in its sole and absolute discretion, and at Beneficiary's option, declare the entire indebtedness secured hereby immediately due and payable. Any such application of proceeds and funds shall not cure or waive any Event of Default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

          (f) Application of Rent.  Notwithstanding anything to the contrary in
              -------------------
this Section 2.5, rent and business interruption insurance proceeds (net of
     -----------
Beneficiary's costs and expenses) shall be applied to payments of amounts due under the Note and may, at Beneficiary's option, be applied to any other payments due and required to be made by Trustor under the Loan Documents, until such time as the improvements have been restored and placed in full operation, at which time, if no uncured Event of Default (as defined in Section 5.1) then
                                                             -----------
exists, the balance of such insurance proceeds shall be returned to Trustor.

          2.6  Taxes and Impositions.
               ---------------------

          (a) Payment of Impositions.  Subject to Section 2.8 and Section
              ----------------------              -----------     -------
2.6(c), Trustor shall pay, at least 10 days prior to delinquency, all taxes, assessments, levies, licenses, and fees of any kind whatsoever, including maintenance charges, owners' association dues, charges or fees, and levies or charges resulting from covenants, conditions and restrictions affecting the Property that become due and payable and create or appear to create a lien upon or are levied, assessed or imposed with respect to the construction, ownership, use, management, operation, occupancy, leasing, maintenance, repair, improvement or development of the Property or any part thereof or interest therein or the conduct of business thereon, and any tax, assessment, levy or charge in lieu of or in addition to any of the foregoing (collectively, "IMPOSITIONS"). If any Imposition is payable in installments, Trustor may pay the same, in installments as the same may become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

          (b) Evidence of Payment.  Subject to the provisions of Section 2.6(c),
              -------------------                                --------------
Trustor shall, upon request of Beneficiary, promptly furnish to Beneficiary copies, certified by the Trustor to be true and correct copies, of official receipts of the appropriate taxing or assessing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

          (c) Right to Contest Impositions.  Trustor shall have the right,
              ----------------------------
before any delinquency occurs, to contest or object to the amount or validity of any Imposition by appropriate legal proceedings diligently prosecuted. Such right shall not relieve, modify or extend Trustor's obligation to pay any such Imposition at the time and in the manner provided in this Section 2.6 unless (i)
                                                          -----------
the legal proceedings shall operate to stay the foreclosure or sale of the Property or any part thereof to satisfy such Imposition prior to final determination of such proceedings, and (ii) Trustor shall have provided such bond or other undertaking as may be required or permitted by law to accomplish such stay.

          2.7  Utilities.  Subject to Section 2.8, Trustor shall pay when due
               ---------              -----------
all utility charges incurred by or on behalf of Trustor in connection with, or that may become a charge or lien against, the Property and all other assessments or charges of a similar nature, public or private, affecting the Property or any portion thereof (collectively, "UTILITY CHARGES").

          2.8  Impounds.
               --------

          (a) At any time after the occurrence of any Event of Default, Beneficiary may, at its option and without limiting or waiving any of Beneficiary's other rights or remedies, require Trustor to pay to Beneficiary, on the first day of each month (or on such other day of the month as may be designated in writing by Beneficiary) funds ("IMPOUND FUNDS") in an amount reasonably estimated from time to time by Beneficiary to be sufficient to allow the payment of such charges at least 30 days before they become due. At any time after the occurrence of an Event of Default, Beneficiary may also require Trustor to pay to Beneficiary, in advance, in a lump sum or in periodic installments, such other funds for Utility Charges or other charges in connection with the Property or any portion thereof or interest therein that Beneficiary may reasonably deem necessary to protect Beneficiary's interests.
If at any time the amount of the Impound Funds held by Beneficiary shall be less than the amount deemed necessary by Beneficiary to pay Impositions and Premiums as they fall due, Trustor shall pay to Beneficiary the amount necessary to make up the deficiency within 10 days after written notice from Beneficiary to Trustor requesting payment thereof. During the continuance of any Event of Default, Beneficiary may, at its option, apply all or any part of the Impound Funds to any indebtedness secured by this Deed of Trust then due, and to such components thereof as Beneficiary shall determine in its sole discretion, and in order to cure such Event of Default, Trustor shall be required to restore all of the Impound Funds as well as to correct the event or condition giving rise to such Event of Default. Upon payment in full of the indebtedness secured hereby, Beneficiary shall promptly pay to Trustor all Impound Funds then held by Beneficiary. Trustor acknowledges that the collection of Impound Funds by Beneficiary is solely for Beneficiary's protection and shall impose no obligations upon Beneficiary other than those expressly provided herein, and, in the event of payment in full of the indebtedness secured by this Deed of Trust, to allow due credit for sums received by Beneficiary. Nothing contained herein shall constitute

Beneficiary as a trustee of Impound Funds. Beneficiary may commingle the Impound Funds with its own funds and shall not be obligated to pay Trustor interest on the Impound Fund. Upon assignment of Beneficiary's interest in this Deed of Trust, any Impound Funds then held by Beneficiary shall be turned over to the assignee, and all further responsibility of Beneficiary with respect thereto shall terminate.

          (b) Commencing on the first day a monthly installment of principal and interest is due and payable under the Note and continuing on the first calendar day of each calendar month thereafter, Borrower shall deliver to Beneficiary, together with the regular installments of principal and interest an amount (a "Real Property Tax Impound Payment") determined by Beneficiary in its reasonable discretion to be sufficient to pay and defray anticipated real property taxes relative to the property on the dates when such taxes are due. Each Real Property Tax Impound Payment will be placed in interest bearing deposits or accounts in the name of Beneficiary and shall be held in accordance with the terms of paragraph (a) of this section 2.8 of this Deed of Trust. Each Real Property Tax Impound Payment is pledged as additional security for the sums secured by this Deed of Trust and any of the other loan documents. Borrower hereby grants to Beneficiary a lien and security interest in each Real Property Tax Impound Payment and the deposit or other accounts in which such payments are placed.

          2.9  Reserve Relating to Public Storage Lease.
               -----------------------------------------

          (a) Borrower shall, together with the regular installments of principal and interest and such other impounds as may be required hereunder from time to time, deliver to Beneficiary an amount equal to $29,858.40 (each, a "Lease Reserve Payment") for the following period: Commencing on the first day a monthly installment of principal and interest is due and payable under the Note and continuing on the first calendar day of each calendar month thereafter, until the earlier of the date that (i) the aggregate amount of all sums collected as the Lease Reserve Payments ("Total Lease Reserve") equals $298,584.00, or (ii) that portion of the Property currently leased to Public Storage, Inc., as lessee ("Public Storage Premises") with a term ending April 30, 1996 ("Public Storage Lease") has been leased pursuant to one or more leases for a term expiring on or after the Maturity Date (individually "New Storage Lease" and collectively, "New Storage Leases"), and such New Storage Lease(s) generate at least $48,600 per month rent ("Aggregate Storage Rent"). A New Storage Lease may also include an extension, renewal or modification of the Public Storage Lease.

          (b) Beneficiary shall place the Lease Reserve Payments in one or more interest bearing accounts at Beneficiary in the name of Borrower. Beneficiary shall use reasonable good faith efforts to cooperate with Borrower with a view to minimizing to the extent possible the portion or portions of such accounts which are in excess of the $100,000 deposit insurance limit. Borrower hereby pledges each Lease Reserve Payment and the Total Lease Reserve as additional security for the sums secured by this Deed of Trust and any of the other Loan Documents. Borrower hereby grants to Beneficiary a lien and security interest in each Lease Reserve Payment and the deposit or other accounts in which such payments are placed. The interest accrued on the Lease Reserve Payments from time to time shall be added to the Total Lease Reserve. The Total Lease Reserve may be drawn upon by Borrower upon the terms of and for the purpose set forth in subparagraph (c) below, and shall be remitted to Borrower in accordance with the provisions of subparagraph (d), (e) and (f) below.

          (c) On and after May 1, 1996, Borrower shall, subject to the following provisions of this subparagraph (c) and upon ten days prior written notice to Beneficiary ("Draw Notice"), be entitled to draw on the Total Lease Reserve account solely to make a partial payment of the Note in an amount not to exceed $10,080.00 per month ("Draw Amount"), provided that Borrower (i) is not in default under any of the terms of the Note, this Deed of Trust or any of the other Loan Documents, (ii) no situation exists which with the passage of time or the giving of notice or both would constitute an Event of Default under this Note, the Deed of Trust or any of the other Loan Documents, (iii) together with the Draw Notice, Borrower advises the Draw Amount requested by Borrower, and Borrower remits to Beneficiary an amount equal to the amount by which the payment under the Note and Deed of Trust exceeds the Draw Amount requested in the Draw Notice, and (iv) Beneficiary shall not have objected to such draw (which objection shall not be unreasonably made) before the expiration of five
days from the receipt by Beneficiary of the Draw Notice.   Borrower may not,
without Beneficiary's consent, which consent shall not be unreasonably withheld, make any draws on the Total Lease Reserve account for an amount which is less than $500.

          (d) Beneficiary shall, within 10 days after Borrower's request for a remittance, but subject to subparagraph (f) below, ("Remittance Application"), remit to Borrower such portion of the Total Lease Reserve as required under subparagraph (e) below, provided that (i) Borrower provides to Beneficiary a fully executed copy of the New Storage Lease(s) not previously provided to Beneficiary, (ii) Borrower is not in default under any of the terms of the Note, this Deed of Trust or any of the other Loan Documents, and (iii) no situation exists which with the passage of time or the giving of notice or both would constitute an Event of Default under this Note, the Deed of Trust of any of the other Loan Documents.

          (e) In response to a Remittance Application, Beneficiary shall remit to Borrower an amount ("Remittance Amount") equal to (i) the Total Lease Reserve multiplied by a fraction the numerator of which is the Aggregate Storage Rent as of the date of the Remittance Application, and the denominator of which is $48,600, less (ii) the sum of (A) the aggregate of all amounts applied toward payments on the Note under subparagraph (c) above and (B) on second and subsequent Remittance Applications, the amounts previously remitted by
Beneficiary and received by Borrower.   Borrower may, from time to time, submit
one or more Remittance Applications to Beneficiary.   Borrower may not submit a
Remittance Application unless the Remittance Amount requested thereunder is for at least 25% of the Total Lease Reserve; provided, however, if such Remittance Application requests the remittance of the entire remaining balance of the Total Lease Reserve then held by Beneficiary, then such Remittance Application may be for a lesser amount. If by the

Maturity Date the Total Lease Reserve has not been remitted to Borrower, then Beneficiary shall apply the remaining balance of the Total Lease Reserve to Borrower's obligations due under the Note. Under no circumstances hereunder shall the Beneficiary be obligated to remit to Borrower an amount in excess of the Total Lease Reserve.

          (f) Notwithstanding anything to the contrary in this Section 2.9, Beneficiary shall not be required to remit any Remittance Amount attributable to a New Storage Lease entered into on or after May 1, 1996 until the earlier of
(i) entry by the tenant into occupancy of the premises subject to such New Storage Lease or (ii) commencement of rent payments by the tenant under such New Storage Lease.

          2.10  Actions Affecting Property:  Duty to Protect Beneficiary and
                ------------------------------------------------------------
Security.  Trustor shall, at its own expense, appear in, prosecute, defend and
--------
contest any action or proceeding that purports to affect the Property or any portion thereof or Trustor's title thereto. The validity or priority of the lien of this Deed of Trust, or the rights, powers, liabilities or obligations of Beneficiary or Trustee. Without in any way mitigating or excusing Trustor's performance of the foregoing obligations, Beneficiary shall have the right, but not the obligation, at Beneficiary's expense, to participate to whatever extent Beneficiary may desire, with counsel of Beneficiary's choice, in any such action or proceeding. Trustor shall indemnify, defend and hold harmless Beneficiary, any successor to Beneficiary, any assignee of Beneficiary's interest in the Loan, the directors, officers, shareholders, employees, and agents of such entities and their respective heirs, executors, administrators, legal representatives, successors and assigns from and against all claims, demands, liabilities, losses, obligations, judgments, damages, costs and expenses of any nature, including all Hazardous Materials Claims (as defined in Section 2.19),
                                                                ------------
reasonable court costs and attorneys' fees that Beneficiary may directly or indirectly suffer or incur in connection with any such action or proceeding, except to the extent that the same may have been caused by Beneficiary's willful misconduct or gross negligence. As used herein, the term "proceeding" shall include litigation (whether by way of complaint, answer, cross-complaint, counter claim or third-party claim), arbitration and administrative hearings or proceedings.

          2.11  Transfer of Property or Interest in Trustor.
                -------------------------------------------

          (a) Upon (i) any sale, encumbrance, pledge or other transfer of the Property, or any part of or interest in the Property or (ii) any merger or consolidation of the Trustor with any corporation or other entity or (iii) any sale or other transfer of, or series of sales or transfers of, in excess of 50%, in the aggregate, of the voting stock of Trustor or (iv) issuance or series of issuances by Trustor of newly issued voting stock constituting, in the aggregate, in excess of 50% of the voting stock of Trustor, Beneficiary may, at its option, declare all of the sums secured by this Deed of Trust to be immediately due and payable, and if such sums are not immediately paid in full, Trustor shall be in default under this Deed of Trust and Beneficiary may invoke all of the remedies available under this Deed of Trust and the other Loan Documents as well as all additional remedies available at law or at equity.

          (b)    Paragraph (a) of this Section 2.11 shall not be applicable to
(A) any transfer of (i) the Property or (ii) all of the issued and outstanding shares of the Trustor, in either case, to a subsidiary of Trustor or Citadel Holding Corporation; or (B) any transfer of the Property by operation of law as a result of a merger or consolidation of Trustor or any subsidiary to which the Property has been transferred pursuant to this paragraph (b), on the one hand, and Citadel Holding Corporation, on the other; provided, that in the event of a transfer permitted under this paragraph (b), such subsidiary or Citadel Holding Corporation, as applicable, shall be subject to and bound by clauses (i), (ii),
(iii) and (iv) of paragraph (a) to the same extent as Trustor.

          (c) So long as (i) Borrower is not in default under any of the terms of the Note, this Deed of Trust or any other loan document, and (ii) no situation exists which with the passage of time or the giving of notice or both would constitute a default under the Note, this Deed of Trust or any other loan document, in the event Borrower desires to transfer all of the property to another party (the "Transferee") and have the Transferee assume all of Borrower's obligations under the Note, this Deed of Trust and all of the other Loan Documents (collectively, the "Transfer and Assumption"), Borrower, subject to the terms of this paragraph, may make a written application to Beneficiary for Beneficiary's consent to the Transfer and Assumption, which consent will not be unreasonably withheld, taking into account the creditworthiness of the proposed new borrower and the terms of the proposed transaction. Together with such written application (and afterwards if requested by Beneficiary), Borrower will submit to Beneficiary true, correct and complete copies of any and all information and documents of any kind requested by Beneficiary concerning the Property, Transferee, the transaction, and/or Borrower, together with any review fee required by Beneficiary, in Beneficiary's discretion. If Beneficiary consents to the Transfer and Assumption, the Transferee and Borrower shall (i) deliver to Beneficiary an assumption fee in an amount equal to one percent of the unpaid principal balance of the Loan on the date of the Transfer and Assumption (ii) execute and deliver to Beneficiary any and all documents required by Beneficiary, in form and substance required by Beneficiary, in Beneficiary's sole discretion (the "Assumption Documents"), (iii) deliver to Beneficiary an endorsement to the mortgagee policy of title insurance then insuring the lien created by this Deed of Trust in form and substance acceptable to Beneficiary, in Beneficiary's sole discretion (the "Endorsement"), and (iv) deliver to Beneficiary a payment in the amount of all costs incurred by Beneficiary in connection with the Transfer and Assumption, including but not limited to, Beneficiary's attorneys fees and expenses, all recording fees for the assumption documents, and all fees payable to the title company for the delivery to Beneficiary of the Endorsement. Notwithstanding anything contained in this paragraph to the contrary, under no circumstances may the property and loan be transferred and assumed by any party under the terms of this paragraph more than once during the entire term of the loan.

          2.12  Inspections.  Beneficiary and its agents, representatives and
                -----------
workmen are hereby authorized to enter at any reasonable time upon the Property, upon reasonable notice to Trustor, to inspect or investigate the same for any purpose relating to Beneficiary's interest in the Property, including for the purpose of ascertaining the status of compliance with Laws or performing any act Beneficiary is authorized to perform under this Deed of Trust; provided, however, no such entry upon the Property shall unreasonably interfere with Trustor's or Trustor's tenants' use of the Property. In the event Beneficiary undertakes an inspection or investigation for Hazardous Materials in connection with the commencement of foreclosure proceedings or acceptance of a deed in lieu of foreclosure, Trustor agrees that such inspection or investigation may include studies, borings, sampling, and other tests. Trustor shall cooperate with Beneficiary in the conduct of all inspections and investigations under this Section and shall cause all tenants to permit Beneficiary access for the purpose of such inspections and investigations. Trustor acknowledges that Beneficiary's rights under this Section shall include, but not be limited to, the right to conduct a site assessment and environmental audit prior to or in connection with the commencement of foreclosure proceedings or acceptance of a deed in lieu of foreclosure and the right to monitor any Remedial Work (as defined in Section
                                                                      -------
2.19).  Trustor agrees to reimburse Beneficiary, upon demand, for all reasonable
----
expenses, costs or other amounts incurred by Beneficiary in performing any inspection, investigation or site assessment and environmental audit, or in monitoring any Remedial Work under this Section if Beneficiary discovers that an Event of Default exists as a result of such inspection, investigation, site assessment or environmental audits or if Beneficiary conducts a site assessment and environmental audit prior to or in connection with the commencement of foreclosure proceedings or acceptance of a deed in lieu of foreclosure.

          2.13  Liens, Encumbrances, and Charges.  Trustor shall (a) pay all
                --------------------------------
indebtedness secured by liens, encumbrances and charges upon the Property or any part thereof (whether senior or junior in priority to the lien of this Deed of Trust) as and when such indebtedness becomes due; (b) immediately pay in full and discharge all liens, encumbrances and charges that may be or appear to be superior to the lien of this Deed of Trust, except for any such liens, encumbrances or charges that have been approved by Beneficiary and are shown as exceptions to title in Beneficiary's title insurance policy provided, however that Trustor shall have the right to contest in good faith, with due diligence in appropriate proceedings, at no cost or expense to the Beneficiary, the validity, applicability or the amount of any such lien, encumbrance or charge, provided however that Trustor, prior to commencing such contest, shall have furnished to Beneficiary bond or other security in such form, substance and amount as is reasonably satisfactory to Beneficiary; and (c) immediately cause any statutory lien for labor or materials or any other statutory or involuntary lien, encumbrance or charge that may arise against the Property to be removed and discharged, either by paying in full the amount claimed to be due by the lienor or by obtaining and recording a surety bond that by statute will result automatically in the removal and discharge of such lien, encumbrance or charge. If Trustor shall fail to discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by procuring discharge of such lien in such other manner as may be authorized by law.

          2.14  Books and Records.  Trustor shall keep and maintain at all
                -----------------
times,
at Trustor's address stated on the first page of this Deed of Trust, or such other place as Beneficiary may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and the business conducted thereon, and copies of all written contracts, budgets, leases and other documents, instruments and agreements that affect the Property or the ownership, operation, use, management, occupancy, maintenance, repair, improve ment or development thereof or construction of improvements or conduct of business thereon. Such books, records and documents shall be subject to examination, inspection and copying at reasonable times upon 10 days' prior notice by Beneficiary and its agents and representatives.

          2.15  Financial Statements.  Trustor shall deliver to Beneficiary,
                --------------------
within 60 days after the end of each fiscal year of Trustor a written statement setting forth each item of operating income and operating expense for the Property during the immediately preceding fiscal year and any additional information concerning the Property that Beneficiary may request, which statements shall be in form satisfactory to Beneficiary. Trustor shall deliver to Beneficiary, 90 days after the end of each fiscal year in the case of uncertified financial statements and 150 days after the end of each fiscal year in the case of certified financial statements, financial statements of Trustor for such immediately preceding fiscal year, including a balance sheet and income statement, with each such financial statement to be in reasonable detail and certified by the person or entity that is the subject thereof. All financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied, and if required by Beneficiary, shall be certified by an independent certified public accountant. All financial statements required under this Section shall be provided at the expense of the party submitting them.

          2.16  Required Notices to Beneficiary.  Trustor shall notify
                -------------------------------
Beneficiary promptly of the occurrence of any of the following: (a) the occurrence of any fire or other casualty affecting the Property, whether or not insured against; (b) commencement of or receipt of notice of any action described in Section 2.5(a) or Section 2.9; (c) any transfer or proposed
             --------------    -----------
transfer (as evidenced by an executed agreement) subject to Section 2.10; (d)
                                                            ------------
receipt of notice from any governmental authority relating to the construction of the improvements on or materially affecting the use, operation, maintenance or occupancy of the Property or the conduct of business thereon; (e) receipt of any notice claiming a default under any obligation secured by any deed of trust or other lien, encumbrance or charge on the Property or any part thereof, whether senior or junior to the lien of this Deed of Trust; (f) the occurrence of any material act or event relating to the Property or Trustor's ownership, operation, management, leasing, improvement, marketing, financing, sale or other disposition of the Property, including the commencement or threat of any action, suit, claim, or proceeding against or investigation of Trustor or the Property that could (i) materially adversely affect Trustor or the Property, (ii) materially impair the validity, effectiveness or enforceability of the Loan Documents, or (iii) materially impair Trustor's ability to perform its obligations under the Loan Documents; and (g) the occurrence of any Event of Default or any event that, with the passage of time, the giving of notice or both, would become an Event of Default. Trustor shall furnish Beneficiary a copy of any notice received by Trustor of which Trustor is required by this Section to notify Beneficiary.

          2.17  Tax Service.  If requested by Beneficiary, Trustor shall cause
                -----------
to be furnished to Beneficiary, at Trustee's sole cost and expense, a property tax reporting service contract covering the Property, of a type and duration and with a company satisfactory to Beneficiary.

          2.18  Further Assurances.  Trustor shall, from time to time, at
                ------------------
Beneficiary's request, execute and deliver to Beneficiary, and when appropriate, acknowledge, file and/or record such instruments, documents and agreements, and take such actions as Beneficiary may deem reasonably necessary or appropriate for the preservation, continuance, and perfection of the security of this Deed of Trust, to evidence or confirm the lien of this Deed of Trust on any of the Property, or otherwise to effectuate the intent and provisions of this Deed of Trust.

          2.19  Compliance with Environmental Laws.
                ----------------------------------

          (a) Definitions.  The following terms used in this Deed of Trust
              -----------
shall have the meanings set forth below:

          (A) "HAZARDOUS MATERIAL" means any chemical, substance, object, condition, material or waste that is or may be hazardous to human health or safety or to the environment, due to its radioactivity, ignitability, corrosivity, flammability, reproductive toxicity, infectiousness or other harmful properties or effects, including all chemicals, substances, materials or wastes that are now or hereafter may be regulated in any manner, classified as dangerous, hazardous or toxic, or as pollutants or contaminants, or to which exposure is prohibited or restricted by any federal, state or local governmental agency, board or public authority or by any Environmental Law.

          (B) "ENVIRONMENTAL LAW" means any federal, state or local law, ordinance or regulation or any rule adopted or guideline promulgated pursuant thereto, or any order, ruling or directive of any federal, state, local, executive, judicial, legislative, administrative or other governmental agency, board or public authority relating to health, industrial hygiene, the environment, or the occupational or environmental conditions on, under or about the Property (including ambient air, soil, soil vapor, groundwater, surface water or land use), whether now or hereafter in force.

          (C) "HAZARDOUS MATERIALS CLAIMS" means any and all claims, causes of action, demands, liens, losses, damages, injuries to persons and/or property, judgments, penalties, fines, suits, proceedings, defenses, offsets, obligations, duties, costs (including all remedial, removal, response, abatement, cleanup, compliance, legal, investigative, planning and monitoring costs and other related costs, expenses and disbursements, such as attorneys', paralegals' and experts' fees), charges, expenses and other liabilities whether instituted, made, sought, brought, imposed, completed, threatened, incurred or suffered, directly or indirectly arising out of or attributable to (A) the use, generation, manufacture, production, transportation, treatment, storage, release, threatened release, discharge, disposal, or presence or suspected presence of, or exposure of any person or property to, a Hazardous Material on, under, or about the Property; (B) the migration, escape, seepage, leakage, spillage, emission or release of a Hazardous Material to or from the Property; or (C) the violation of, or failure to comply with, any Environmental Law by Trustor or any predecessor in title to Trustor.

          (b) Compliance with Environmental Laws.  Trustor shall at all times
              ----------------------------------
keep and maintain the Property in compliance with, and shall not cause or permit the Property or any activities conducted thereon to be in violation of, any Environmental Law, and shall give all notices and warnings and make all disclosures required by Environmental Laws. Trustor shall not, and shall not permit any tenant, lessee or other occupant of, or any contractor, subcontractor or any other person present on the Property to use, generate, manufacture, store, produce, distribute, treat, release, discharge, dispose of or otherwise permit the presence of, on, under or about the Property or transport to or from the Property any Hazardous Materials in a manner or quantity so as to be in violation of any Environmental Law.

          (c) Notification to Beneficiary.  Trustor shall immediately advise
              ---------------------------
Beneficiary in writing of Trustor's discovery of or receipt of notice of (i) any and all Hazardous Materials Claims; (ii) any use, generation, manufacture, production, release, discharge, treatment, storage, disposal or presence of Hazardous Materials in violation of Environmental Law, or substantial threat of any of the foregoing, on, under or about the Property or within any improvements located thereon or into the newer, septic, waste treatment, storage or disposal system servicing the Property; (iii) any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be classified as "border-zone property" under the provisions of California Health and Safety Code, Sections 25220 et seq., as amended, or any regulation adopted in accordance therewith or pursuant thereto, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Hazardous Materials Law; and
(iv) any Remedial Work (as defined below) that Trustor proposes to undertake. Trustor shall also provide to Beneficiary copies of all notices received by Trustor from governmental authorities relating to any of the foregoing and all responses to such notices, including all reports, studies, analyses, data, test results, consultants' reports, laboratory analyses and/or remedial action plans and other materials prepared by or on behalf of Trustor. Trustor shall not, without Beneficiary's prior written consent, enter into any settlement agreement, consent decree, or other compromise in respect to any Hazardous Materials Claim if such settlement, consent or compromise might, in Beneficiary's reasonable judgment, materially impair the value of Beneficiary's security.

          (d) Environmental Reports.  Beneficiary acknowledges receipt of a
              ---------------------
Phase I Environmental Assessment Report relating to the Property from Phase One, Inc. under cover of a letter dated February 18, 1994 and a letter dated February 13, 1995 from Green Environmental, Inc. entitled "Review of Environmental Data" and relating to the Bank of America Facility at 611 North Brand Boulevard, Glendale, California. In the event Beneficiary shall have reasonable cause to believe that Hazardous Materials are present in, on, under or about the Property in violation of Environmental Laws, Trustor shall, at Trustor's sole cost and expense, cause to be prepared and submitted to Beneficiary a comprehensive environmental survey and report (the "ENVIRONMENTAL REPORT") concerning the Property prepared by or in conjunction with a qualified environmental engineering firm approved by Beneficiary. The Environmental Report shall (i) identify any Hazardous Materials existing in, on, under or about the Property,
(ii) assess Trustor's and the Property's compliance with the requirements of all Environmental Laws, and (iii) set forth recommendations and procedures for the containment, removal or cleanup of any Hazardous Materials and the maintenance, repair or decontamination of the Property in a manner consistent with Environmental Laws, all other applicable Laws and good commercial standards.

          (e) Remedial Work.  In the event that any investigation, site
              -------------
monitoring, abatement, containment, cleanup, removal, restoration, response or other remedial work of any kind or nature with respect to the Property (the "REMEDIAL WORK") is required under any Environmental Law, Trustor shall notify Beneficiary and shall (i) promptly and within the period of time required under applicable Environmental Laws commence to perform, or cause to be commenced, and thereafter diligently prosecute to completion free of all liens and encumbrances, all such Remedial Work at Truster's sole cost and expense, in compliance with applicable Environmental Laws and in good and workmanlike manner, and (ii) if requested by Beneficiary, provide Beneficiary with a bond, letter of credit or similar financial assurance acceptable to Beneficiary evidencing that funds are available to pay for the cost of such Remedial Work. Any Remedial Work shall be performed by one or more contractors, reasonably approved in advance in writing by Beneficiary, and, to the extent possible, shall be performed in a manner that does not impair Beneficiary's security. In the event Trustor shall fail to timely commence or fail to diligently prosecute to completion such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed and all reasonable costs and expenses thereof, or incurred in connection therewith, shall become part of the indebtedness secured hereby. Trustor hereby specifically grants to Beneficiary and its agents and employees an irrevocable license to enter upon the Property for the purpose of exercising its rights under this Section 2.18.
                                                    ------------
Notwithstanding the foregoing, Trustor may contest in good faith with due diligence the obligation to perform such remedial work as long as such contest does not subject the Property to any lien or forfeiture or otherwise further subject the Property to further material contamination as a result of the release of additional hazardous materials or create a substantial risk to persons or property.


                                  ARTICLE III
                         ASSIGNMENT OF RENTS AND LEASES

          3.1  Absolute and Unconditional Assignment.  Trustor hereby absolutely
               -------------------------------------
and unconditionally assigns and transfers to Beneficiary all Rents and all of Trustor's rights under and interest in the Leases. This assignment is made concurrently with the granting by Trustor to Beneficiary of a security Interest in the Rents and Leases pursuant to Article IV, which security interest shall be subject and subordinate to this assignment. This assignment is an absolute assignment and not an assignment as additional security, and Beneficiary's right to Rents is not contingent upon, and may be exercised without Beneficiary's taking possession of, the Property. This assignment shall not confer upon Beneficiary the right to possession of the Property except as provided in Section 3.7.
                                                              -----------
Neither this assignment nor any action taken by Beneficiary pursuant to this assignment shall: (a) impose upon Beneficiary any duty to produce Rents from the Property; (b) cause Beneficiary to be a "mortgagee in possession" for any purpose unless Trustor and Beneficiary, subsequent hereto, shall enter into a written agreement for Beneficiary to enter into possession as a beneficiary in possession; or (c) impose upon Beneficiary any responsibility for (i) performing any obligations of the lessor under any Lease, (ii) any waste committed by lessees or any other parties, (iii) any dangerous or defective condition of the Property, (iv) any negligence in the management, maintenance, repair or control of the Property, or (v) any security deposits paid to the lessor under any Lease by the lessee unless such security deposits are delivered to Beneficiary.

          3.2  Representations and Warranties.  To the actual knowledge and
               ------------------------------
belief of Trustor, and not including any Leases to Beneficiary as tenant, Trustor represents and warrants to Beneficiary that: (a) the Leases are in full force and effect and have not been modified or amended; (b) the Rents have not been waived, discounted, compromised, setoff or paid more than one month in advance; (c) there are no other assignments, transfers, pledges or encumbrances of any Leases or Rents; (d) no lessee under the Leases has any defense, set off or counterclaim under any of the Leases; and (e) neither Trustor nor the lessees under the Leases are in default under the Leases, nor has any event occurred that with the giving of notice or the passage of time would become a default.

          3.3  Leases.  Trustor, at Beneficiary's request, shall furnish
               ------
Beneficiary with executed copies of all Leases now existing or hereafter made. All Leases of non-residential space for terms greater than one month shall specifically provide (a) that they are subordinate to this Deed of Trust, (b) that the lessee shall attorn to Beneficiary effective upon Beneficiary's acquisition of title to the Property, (c) that the lessee agrees to execute such further evidences of attornment as Beneficiary may from time to time request,
(d) that the attornment of the lessee shall not be terminated by foreclosure, and (e) that Beneficiary may, at Beneficiary's option, accept or reject such attornments. Trustor shall furnish, from time to time at Beneficiary's request, a rent schedule for the Property, certified by Trustor, showing the name of each lessee and, for each lessee, the space occupied, the lease expiration date, the amount of the security deposit and the rent paid.

          3.4  Performance under the Lease.  Trustor shall (a) fulfill or
               ---------------------------
perform each and every material term, covenant and provision of the Leases to be fulfilled or performed by the lessor thereunder, (b) furnish to Beneficiary, immediately upon delivery or receipt, a copy of any notice or demand to or from any lessee under the Leases and (c) enforce, short of termination thereof, the performance or observance of each and every material term, covenant and provision of each Lease to be performed or observed by the lessees thereunder. If Trustor becomes aware that any lessee proposes to do, or is doing, any act or thing that may give rise to any right of set-off against rent, Trustor shall (a) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (b) notify Beneficiary thereof and of the amount of said set-offs, and (c) within 10 days after such accrual, reimburse the lessee who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

          3.5  Cancellation, Modification or Alteration of Leases.  Trustor,
               --------------------------------------------------
without the prior written consent of Beneficiary, shall not (a) cancel, modify, alter, extend or renew or accept the surrender of, any Lease, except for Leases of one year or less, and then only in good faith, (b) accept any Rents more than one month in advance of the accrual thereof, (c) pledge or assign future Rents or Leases, (d) consent to an assignment of the lessee's interest in any Lease or to any subletting unless all preceding lessees remain liable for the obligations under such Lease, or (e) do or permit any thing, the omission of which could be a material breach or default under the terms of any Lease or a basis for termination thereof.

          3.6  Collection and Receipt of Rents.  Beneficiary hereby grants to
               -------------------------------
Trustor a license to collect, receive and hold the Rents as they become due and payable, and to exercise the rights of the lessor under the Leases, until the
occurrence of an Event of Default.   Trustor hereby authorizes and directs each
and every lessee named in a Lease or any other or future lessee or occupant of the Property or any part thereof, upon receipt of written notice from Beneficiary, to pay all Rents to Beneficiary, and to continue to do so until otherwise notified in writing by Beneficiary.

          3.7  Remedies.  Upon the occurrence of an Event of Default, the
               --------
license granted pursuant to Section 3.6 shall automatically terminate, and upon
                            -----------
such termination, regardless of the adequacy of Beneficiary's security for the indebtedness secured by this Deed of Trust, Beneficiary may:

          (a) Sue for, collect and retain the Rents (including those past due and unpaid) without notice to or demand upon Trustor or lessees under any of the Leases, and without taking possession of the Property, and demand payment from Trustor of all Rents collected by Trustor from the date on which the Event of Default occurred, which shall, from and after the occurrence of an Event of Default, be held by Trustor in trust for Beneficiary;

          (b) In person, by an agent, or by a court appointed receiver, enter upon and take possession of the Property or any part thereof, and in so doing, assume control of the use, operation, repair and maintenance thereof and conduct of business thereon and do any or all of the following: (i) exclude Trustor and Trustor's agents and employees from the Property; (ii) sue for and collect the Rents; (iii) complete any construction that may be in progress; (iv) do such maintenance and make such repairs and alterations as Beneficiary or the receiver deems necessary;

(v) use all stores of materials, supplies and equipment on the Property and replace such items at the expense of the receivership estate; (vi) pay all Impositions, Premiums, Utility Charges and any and all other charges, costs and expenses of operating the Property, and the cost of maintenance and repair of the Property; (vii) execute, cancel or modify Leases or contracts providing for management, maintenance or other services rendered to the Property; and (viii) generally do anything that Trustor could legally do if Trustor were in possession of the Property, on such terms as Beneficiary shall deem appropriate, in its sole and absolute discretion, to protect and preserve the security of this Deed of Trust. All expenses incurred by Beneficiary or the receiver shall constitute part of the indebtedness secured hereby. Beneficiary and the receiver shall be entitled to have access to those books and records of Trustor that contain information necessary to enable Beneficiary or the receiver to manage and operate the Property. Trustor hereby agrees that it will do nothing to impair Beneficiary's or the receiver's ability to collect and retain the Rents and that any lessee occupying the Property or any part thereof may pay any and all rents or other charges directly to Beneficiary or the receiver upon notice from Beneficiary without the necessity of any notice from Trustor; and/or

          (c) Exercise any other rights or remedies available under applicable Law or under the Loan Documents.

          3.8   Application of Rents.
                --------------------

          (a) The Rents collected by Beneficiary or the receiver shall be applied: (i) first, to payment of the costs and expenses of the receivership, including attorneys' fees incurred by the receiver, borrowings of the receiver, receivers' fees, premiums on receiver's bonds, costs of repairs of the Property, Premiums, Impositions, Utility Charges and other costs, expenses and charges of operating the Property, and the costs of discharging any obligation or liability of Trustor as lessor of the Property; (ii) second, to payment of the reasonable attorneys' fees and other expenses incurred by Beneficiary in connection with the action and proceedings in which the receiver was appointed; and (iii) third, to payment of the indebtedness secured by this Deed of Trust.

          (b) If the Rents are insufficient in amount to defray all costs and expenses of the receivership, any funds expended by Beneficiary for such purposes shall become indebtedness of Trustor to Beneficiary secured by this Deed of Trust pursuant to Section 6.11.
                          ------------

          (c) Neither the entry into possession of the Property by Beneficiary, its agent or a receiver pursuant to Section 3.7 nor any application of Rents
                                    -----------
pursuant hereto shall cure or waive any Event of Default hereunder or invalidate any notice of default under this Deed of Trust or any action taken pursuant hereto.

          3.9  Further Assignments; Pledge of Security Deposits.  Trustor shall
               ------------------------------------------------
not execute any assignment of Rents for the benefit of any person or entity other the Beneficiary, and shall give Beneficiary, at any time upon demand, any further or additional forms of assignment or transfer of Rents or Leases, as may be requested by Beneficiary, and deliver to Beneficiary, Trustor's executed originals of such Leases. The assignment of Rents herein includes an assignment of all security deposits received by Trustor or its agents. After occurrence of an Event of Default, Trustor shall, as and when requested by Beneficiary, deliver to Beneficiary all security deposits relating to the Property and execute and deliver to Beneficiary such instruments, documents and agreements in connection therewith as Beneficiary may require. Any security deposits held by Beneficiary shall not bear interest unless required by applicable law or agreement.

          3.10 Reassignment of Rents.  The recordation in the official records
               ---------------------
of the county in which the Real Property is located of a full reconveyance of the Deed of Trust shall operate as a reassignment of Rents and Leases to the person or persons legally entitled thereto, unless such reconveyance expressly provides to the contrary.

          3.11 Beneficiary Not Liable.  Beneficiary shall not be liable for any
               ----------------------
loss sustained by Trustor resulting from Beneficiary's failure to let the Property or any part thereof or from any other act or omission of Beneficiary in managing the Property, unless such loss is caused by the gross negligence or willful misconduct of Beneficiary. Beneficiary shall not be obligated to perform or discharge, nor does Beneficiary undertake to perform or discharge, any obligation, duty or liability under the Leases or under or by reason of this assignment, and Trustor agrees to indemnify Beneficiary for, and to hold Beneficiary harmless from, any liability, loss or damage that may be incurred under the Leases or under or by reason of this assignment and from any claims and demands that may be asserted against Beneficiary by reason of any alleged obligations or undertakings to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Beneficiary incur any such liability under the Leases or under or by reason of this assignment or in defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be reimbursed by Trustor to Beneficiary immediately upon demand, and upon failure of Trustor to make such reimbursement within five days after the date of such demand, the unpaid portion thereof, while still immediately due and payable, shall bear interest at the rate of interest then in effect under the Note.


                                  ARTICLE IV
                      CALIFORNIA UNIFORM COMMERCIAL CODE
                              SECURITY AGREEMENT

          4.1  Grant of Security Interest.  Trustor hereby grants to Beneficiary
               --------------------------
a security interest in goods that are or are to become fixtures (as that term is defined in Section 9313(1) of the California Uniform Commercial Code) and all other items included among the Property now owned or hereafter acquired by Trustor in which a security interest may be granted pursuant to the California Uniform Commercial Code (such items shall herein be referred to collectively as the "PERSONAL PROPERTY"). Such security interest is subject and subordinate to the absolute assignment to Beneficiary of Rents and Leases pursuant to Section 3.1.  Beneficiary shall have all of the
                                -----------
rights and remedies of a secured party under the California Uniform Commercial Code, as well as all other rights and remedies available at law or in equity. The security interest granted in this Section shall not be construed to derogate from or impair the lien or any provision of, or any rights of Beneficiary under, this Deed of Trust with respect to any of the Property that may be real property. Trustor and Beneficiary intend that, to the extent permitted by Law, all of the Property shall be deemed to be real property, regardless of the means or extent of its affixation to the Real Property. The security interest granted in this Section is separate and distinct from the lien of this Deed of Trust, and there shall be no merger of any lien on the Real Property created by this Deed of Trust with the security interest granted under this Section 4.1 by
                                                            -----------
reason of Beneficiary's acquiring title to the Real Property. The address of Beneficiary from which information concerning this security interest may be obtained is the address set forth on the first page of this Deed of Trust.

          4.2  Inventory.  Trustor shall, from time to time upon the reasonable
               ---------
request of Beneficiary, provide to Beneficiary a current inventory of the Personal Property in such detail as Beneficiary may require.

          4.3  Additional Covenants Respecting Personal Property.  Trustor shall
               -------------------------------------------------
not, without Beneficiary's prior written consent:

          (a) Lease, sell, convey, transfer or remove from the Property any Personal Property in which Beneficiary has a security interest, unless (i) such Personal Property is replaced by similar property of at least equivalent value, with respect to which Beneficiary will immediately have a valid security interest of first priority or (ii) such removal is incidental to repair or routine maintenance of such Personal Property; or

          (b) Assign, pledge or encumber or otherwise permit any liens or security interests (other than purchase-money liens created pursuant to the California Commercial Code) to attach to any of the Personal Property or enter into any lease of the Personal Property; or

          (c) Install on or in the Property any materials, equipment, fixtures or articles of personal property in which any third party holds a security interest or reserves or purports to reserve title or the right of removal or repossession or the right to consider such items personal property after their incorporation into the Property (other than purchase-money liens created pursuant to the California Commercial Code). No consent given by Beneficiary pursuant to this Section shall be deemed to constitute an agreement to subordinate any right of Beneficiary in the Personal Property. Beneficiary shall be deemed to have given its prior written consent to any installation of materials, equipment, fixtures or articles of personal property required pursuant to this Paragraph 4.3(c) if Trustor shall have received written request therefore with sufficient information and shall not have approved or objected before the expiration of 30 calendar days after such receipt.

          4.4  Other Security Interests.  Trustor covenants to pay all sums and
               ------------------------
perform all obligations secured by a security interest in the Personal Property in favor of any creditor other than Beneficiary. If Trustor fails to make any payment on an obligation secured by such a security interest in the Personal Property, Beneficiary, at its option, upon notice to Trustor, may make such payment and such amount shall become part of the indebtedness secured by this Deed of Trust.

          4.5  Rights of Beneficiary Following Event of Default.  Upon the
               ------------------------------------------------
occurrence of an Event of Default, Beneficiary shall have the right to cause the Personal Property or any part thereof to be sold at any one or more public or private sales as permitted by applicable law, including the California Uniform Commercial Code, and Beneficiary shall further have all other rights and remedies, whether at law or in equity, available to secured creditors under applicable law, including the right to use and operate any of the Personal Property in the possession of Beneficiary in connection with the construction, use, ownership, operation, occupancy, maintenance, repair, improvement, development, sale or financing, or conduct of business on, the Real Property. The proceeds of any sale or other disposition of the Personal Property shall be applied: (a) first, to the reasonable expenses of retaking, holding, handling, preparing for sale (or other disposition) of the Personal Property, including the reasonable attorneys fees and court costs, if any, incurred by Beneficiary in so doing; (b) then, to any and all indebtedness secured hereby; and (c) the surplus, if any, shall be delivered to the parties entitled thereto pursuant to the California Uniform Commercial Code. Beneficiary may buy at any public sale of the Personal Property and if the Personal Property is of a type customarily sold in a recognized market or in the subject of widely or regularly distributed price quotations, then Beneficiary may buy at any private sale. Any such sale (whether public or private) may be conducted by an auctioneer, or by an officer, attorney or agent of Beneficiary. Trustor, upon demand of Beneficiary, shall assemble the Personal Property and make it available to Beneficiary at the Real Property, which is hereby agreed to be a place reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor at least five days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale is to be held, and it is hereby agreed that if such notice is sent to Trustor, as the same is provided for the mailing of notices herein, such notice and such sale shall be deemed commercially reasonable. Beneficiary shall have no obligation to apply any proceeds of any disposition of Personal Property pursuant to the California Uniform Commercial Code to reinstate the indebtedness secured by this Deed of Trust or otherwise to cure any default of Trustor hereunder, and may continue to pursue any and all remedies it may have with respect to any other part of the Property. Beneficiary may elect to enforce any of its rights, remedies or interests against the Real Property or the Personal Property or both, or any part of either, as Beneficiary may from time to time deem appropriate. In the event that Beneficiary elects to sell the Real Property separately from and prior to the Personal Property, the provisions of this Deed of Trust, insofar as they constitute a security agreement covering the Personal Property, shall survive the extinguishment of the lien of this Deed of Trust.

          4.6  Fixture Filing.  This Deed of Trust constitutes and is filed as a
               --------------
fixture filing under Section 9402 of the California Uniform Commercial Code. Certain of the Property consists of goods that are or are to become fixtures upon the Real Property, and this Deed of Trust Is to be recorded in the Official Records of the County in which the Real Property is located. This Deed of Trust shall remain in effect as a fixture filing until released or satisfied of record or its effectiveness otherwise terminates as to the Real Property.


                                   ARTICLE V
                             REMEDIES UPON DEFAULT

          5.1   Events of Default.
                -----------------

          (a) Any of the following shall constitute an "Event of Default": (i)
                                                        ----------------
Trustor's failure to make any payment of money in accordance with the terms of the Note, this Deed of Trust or any other Loan Document; or (ii) Trustor's failure to perform fully and when due any other covenant or obligation of Trustor under the Note, this Deed of Trust, or any other Loan Document when such obligation is required hereunder or thereunder to be performed and Trustor's failure to perform such other covenant or obligation is not fully cured within 30 days after Beneficiary shall have given Trustor notice of such failure, or, in any case where such default is susceptible of cure but cannot with due diligence be cured within such 30-day period, such longer period (not to exceed 90 days) as is required diligently to effect the cure of such Event of Default, but only so long as Trustor promptly notifies the Beneficiary of its intention to cure and commences cure of such default within such 30-day period and at all times thereafter prosecutes such cure with all due diligence to completion; or
(iii) a determination by Beneficiary that Trustor's representations or warranties, if any, contained in this Deed of Trust or any other Loan Document is untrue or misleading in any material respect; or (iv) the lien or security interest of this Deed of Trust loses validity or priority; or (v) the occurrence of an event of default under, or the institution of judicial or nonjudicial foreclosure or other proceedings to enforce, any deed of trust, security interest, or other lien or encumbrance of any kind upon the Property or any portion thereof, whether senior or junior in priority to the lien of this Deed of Trust or any security interest granted to Beneficiary in the Loan Documents; or (vi) the issuance of any writ of attachment or execution or any similar process against the Property or any part thereof of interest therein or the entry of any judgment that shall become a lien on the Property or any part thereof or interest therein, if such execution, attachment, process or judgment is not released, bonded, satisfied, vacated or stayed within 30 days after its entry or levy; or (vii) any substantial damage to or destruction of the Property if for any reason the Property cannot be (or is not) restored to its prior condition within a reasonable period of time, as determined by Beneficiary; or
(viii) any governmental action that in the reasonable judgment of Beneficiary will have a materially adverse effect on Trustor's ability to repay the Loan as agreed; (ix) should there occur any event of default in the observance or performance of any covenant, condition or agreement contained in any instrument under which any or all of the indebtedness secured by this Deed of Trust is guaranteed to be paid or should any representation or warranty made in any such instrument by any such guarantor be untrue in any material respect; or (x) should Trustor, any guarantor of any obligation of Trustor under any of the Loan Documents, or any successor or permitted assignee of any of them:

          (A) become insolvent, or fail generally, or admit in writing generally its inability, to pay its debts as they become due; or

          (B) make an assignment for the benefit of its creditors; or

          (C) file or consent to the filing of a petition in voluntary bankruptcy or for an arrangement or reorganization under any provision of bankruptcy or insolvency laws, debtor relief statutes, or any other similar applicable federal or state law, whether now or hereafter existing (hereafter referred to as a "Bankruptcy Proceedings"); or
                  ----------------------

          (D) file an answer in any such Bankruptcy Proceeding or any other action admitting insolvency or inability to pay its debts; or

          (E) fail to obtain a vacation or stay of any involuntary Bankruptcy Proceeding within 60 days after the filing thereof; or

          (F) have any order, judgment, or decree entered against it decreeing its dissolution or division which order, judgment or decree remains undischarged or unstayed for a period in excess of 60 days; or

          (G) have a trustee or receiver appointed for or have any court take jurisdiction of its property or a substantial part thereof, or the Property or any part thereof or interest therein in any voluntary or involuntary proceeding for the purposes of reorganization, arrangement, dissolution or liquidation if such trustee or receiver shall not be discharged or if such jurisdiction shall not be relinquished, vacated or stayed on appeal or otherwise within 45 days after the commencement thereof; or

          (H) fail to fully pay, satisfy and discharge any final, nonappealable monetary judgment entered against it within 30 days after the date of entry that materially affects the Property or any part thereof or otherwise impairs Beneficiary's security.

          (b) Whenever any of the other Loan Documents refers to a "default" under this Deed of Trust, such reference shall be to an Event of Default as defined herein.

          (c) Upon presentation of an affidavit by Beneficiary setting forth facts showing an Event of Default, Trustee is authorized to accept as true and conclusive all facts and statements set forth therein and to act thereon under this Deed of Trust.

          5.2  Rights and Remedies.  At any time after the occurrence of an
               -------------------
Event of Default, Beneficiary or Trustee may do any one or more of the following, in any order:

          (a) With or without notice to Trustor, declare all indebtedness secured hereby to be immediately due and payable;

          (b) With or without notice, and without releasing Trustor from its obligations relative to such Event of Default, cure such Event of Default, and the costs and expense incurred by Beneficiary or Trustee in so doing shall become a part of the indebtedness secured hereby;

          (c) Exercise any remedy afforded by Article III or Article IV;
                                              -----------    ----------

          (d) Commence and maintain an action or actions to foreclose this Deed of Trust, to specifically enforce any rights of Beneficiary hereunder (including rights with respect to possession and sale of any additional security for the
Loan), to enjoin any conduct that impairs or threaten to impair the security of this Deed of Trust, or to obtain such other equitable remedies as may be appropriate; provided, however, Beneficiary agrees to provide Trustor at least 10 calendar days' notice prior to filing an action for the appointment of a receiver to take possession of the Property or any part thereof;

          (e) Execute a written declaration of default and demand for sale, and a written notice of default and election to cause the Property or any part thereof to be sold by exercise of Trustee's power of sale under this Deed of Trust, which notice shall be filed for record in the Official Records of the county in which the Property in located; provided, however, Beneficiary agrees to provide Trustor at least 10 calendar days' notice prior to filing for record any such written notice of default and election to sell;

          (f) Resort to and realize upon the security for the Loan and any other security now or hereafter held by Beneficiary in such order as Trustee and Beneficiary or either of them may, in their sole discretion, determine, concurrently or successively or in one or several consolidated or independent judicial actions or nonjudicial proceedings; and

          (g) Exercise any and all other remedies at law, including any action for damages suffered by Beneficiary as a result of any Event of Default, or in equity as may be available now or hereafter, as Beneficiary may elect.

          5.3  Exercise of Trustee's Power of Sale.
               -----------------------------------

          (a) Should Beneficiary elect to have Trustee exercise the power of sale herein contained, Beneficiary shall deliver to Trustee a written declaration of default and demand for sale.

          (b) Trustee shall thereupon cause to be recorded, published and/or delivered to Trustor such notice of default and election to sell as may then be required by law and by this Deed of Trust. After giving notice of default and notice of sale, and the lapse of such time period as may be required by Law, Trustee may, without demand on Trustor, at the time and place of sale fixed in the notice of sale, either as a whole or in separate parcels or items or through two or more successive sales, sell the Property or any part thereof at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustor shall have no right to direct the order in which the Property is sold. Beneficiary may, in its sole discretion, designate the order in which the Property shall be offered for sale or sold and determine if the Property shall be sold in a single sale or in two or more successive sales or in any other manner Beneficiary deems to be in its best interests. If Beneficiary determines that the Property shall be sold in two or more sales, Beneficiary may, at its option, cause such sales to be conducted simultaneously or successively on the same day or on different days and times and in such order as Beneficiary shall determine, and no such sale shall extinguish or otherwise affect the lien of this Deed of Trust or any part of the Property not then sold until all indebtedness secured hereby has been fully paid. Trustor shall pay the costs and expenses of each such sale and any judicial proceeding in which any such sale may be made. Trustee shall deliver to such purchaser its deed conveying the portion of the Property so sold, but without any covenant or warranty, express or Implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may purchase at such sale.

          (c) After deducting all costs, fees and expenses of Trustee and of the sale, including costs of evidence of title in connection with the sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the rate then in effect under the Note, all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto.

          (d) Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place first fixed for sale, and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

          (e) Upon any sale pursuant to this Section, Trustor shall be completely and irrevocably divested, to the maximum extent permitted by law, of all its right, title, interest, claims and demands at law or in equity in and to the Property sold or any part thereof, and such sale shall be a perpetual bar both at law and in equity against Trustor and any and all other persons claiming any such right, title, interest, claims or demands by, through or under Trustor.

          5.4  Rescission of Notice of Default.  Beneficiary from time to time
               -------------------------------
before Trustee's sale, may rescind any notice of default and of election to cause the

Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Beneficiary to execute and deliver to Trustee, as provided above, other declarations of default and demand for sale, notices of default and of election to cause the Property to be sold to satisfy the obligations hereof, or otherwise affect any provision, agreement, covenant or condition of the Note, of this Deed of Trust or any of the rights, obligations or remedies of the parties hereunder.

          5.5  Limitation on Trustor's Liability.  Notwithstanding anything to
               ---------------------------------
the contrary in the Note, this Deed of Trust and the Loan Documents, in the event of any default of Trustor under the Note, this Deed of Trust or any other Loan Document, Beneficiary's sole recourse shall be to the Property and all other collateral or security under the Loan Documents, and Beneficiary shall not be entitled to obtain a personal or deficiency judgment for nonpayment of any amount due under the Note or nonperformance of any other obligations or covenants under the Note, this Deed of Trust or any other Loan Document against Trustor or any other person or entity (other than any guarantor), and no such judgment shall be sought or entered. It is expressly understood and agreed that nothing contained in this paragraph shall in any manner constitute or be deemed to be a release or impairment of the indebtedness evidenced by the Note or otherwise affect or impair the enforceability of any Loan Document, except to the extent expressly provided above. Furthermore, nothing in this paragraph shall preclude Beneficiary from foreclosing under this Deed of Trust, from proceeding against any and all security held by Beneficiary or from enforcing any and all of Beneficiary's rights and remedies at law or in equity except as expressly provided in the Note, this Deed of Trust or any other Loan Document. Notwithstanding the foregoing provisions. to the extent permitted by law, Trustor shall be fully liable to Beneficiary, and Beneficiary shall be entitled to obtain a personal or deficiency judgment, for (a) all damages suffered by Beneficiary as a result of or in connection with any intentional or willful fraud or misrepresentation by Trustor in connection with events occurring with respect to the Note or this Deed of Trust from and after the date hereof, or in Trustor's representations or warranties, if any, contained in the Note or this Deed of Trust, (b) the amount of any rental or other income from the Property collected by Trustor and not paid to beneficiary after Beneficiary has given Trustor notice that Trustor is in default under any Loan Document, plus all reasonable out-of-pocket court costs, attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by Beneficiary to recover the same, (c) the value of any personal property or fixtures removed from the Property in violation of any Loan Document, plus all reasonable out-of-pocket court costs, attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by Beneficiary to recover the same, (d) the amount of any insurance proceeds or any awards or other sums resulting from condemnation or threat of exercise of the power of eminent domain with respect to the Property converted, misapplied or disposed of in violation of any Loan Document, plus all reasonable out-of-pocket court costs, attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by Beneficiary to recover the same, (e) any loss suffered by Beneficiary as a result of bad faith waste (f) any Hazardous Materials claim; and (g) all reasonable out-of-pocket court costs, attorneys' fees and other reasonable out-of-pocket costs incurred by Beneficiary in connection with any actions or legal proceedings relating to the matters set forth in this Section 5.5.
              -----------


                                   ARTICLE VI
                                 MISCELLANEOUS

          6.1  Waiver of Offsets and Other Matters.  All sums payable by Trustor
               -----------------------------------
under the Note or this Deed of Trust shall be paid without notice, demand, or defense, without right of counterclaim, setoff, or deduction, and without abatement, suspension, deferment, diminution or reduction, all of which rights now or hereafter conferred by law are hereby waived by Trustor. Without limiting the generality of the foregoing, Trustor also waives, to the fullest extent permitted by law: (a) any rights Trustor may have under California Code of Civil Procedure Section 431.70; and (b) any right to require Beneficiary or Trustee, prior to or as a condition to the enforcement of this Deed of Trust, to proceed against or exhaust any other security for the obligations secured hereby or pursue any other remedy whatsoever.

          6.2  Governing Law.  This Deed of Trust shall be governed by and
               -------------
construed and enforced under the laws of the State of California.

          6.3  Time of the Essence.  Time is of the essence in the performance
               -------------------
of each provision of this Deed of Trust.

          6.4  Statements of Account; Other Charges.  Upon payment to
               ------------------------------------
Beneficiary of a sum not in excess of the maximum amount permitted by law, Beneficiary shall, pursuant to Section 2943 of the California Civil Code, issue to any person entitled thereto a statement regarding the obligations secured by this Deed of Trust. Trustor further agrees to pay the reasonable charges of Beneficiary for any other service rendered to Trustor or on Trustor's behalf in connection with this Deed of Trust or the indebtedness secured hereby.

          6.5  Additional Powers of Beneficiary and Trustor.
               --------------------------------------------

          (a) Without affecting the liability of any other person liable for the payment of or performance of any indebtedness hereby secured, and without affecting the lien or charge of this Deed of Trust upon any portion of the Property not then or theretofore released as security for the full amount of all unpaid indebtedness, Beneficiary may, at any time, and from time to time, without notice to or consent of Trustor: (i) release or modify the obligations of any person primarily or secondarily liable for payment or performance of any indebtedness secured by this Deed of Trust; (ii) extend the maturity date of or alter any of the terms of any such indebtedness or accept partial payments thereon; (iii) grant forbearances; (iv) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan

Documents or the indebtedness secured hereby; (v) release or reconvey, or cause to be released or reconveyed, any or all of the Property; (vi) take or release any other or additional security for any indebtedness hereby secured; or (vii) consent to the transfer of any security.

          (b) At any time, and from time to time, without liability therefor and without the need for any notice to Trustor, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may: (i) reconvey all or any part of the Property; (ii) consent in writing to the making of any map or plat thereof; (iii) join in granting any easement thereon; or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

          (c) Trustee or Beneficiary may from time to time apply in any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing, confirming or approving acts in the execution of such trusts and the enforcement of such remedies. All costs and expenses of any such proceeding (including reasonable attorneys' fees) shall be borne by Trustor.

          (d) Whenever a power of attorney is conferred upon Beneficiary under this Deed of Trust, it is understood and agreed that such power is conferred with full power of substitution, and Beneficiary may elect in its sole discretion to delegate such power or any part thereof to one or more sub-agents.

          6.6  Reconveyance by Trustee.  Upon written request of Beneficiary and
               -----------------------
upon payment by Trustor of Trustee's fees for all services involved in the preparation, execution and recordation of the reconveyance, Trustee shall reconvey the Property or portions thereof then held hereunder, in whole or in part, as designated by Beneficiary and in such portions as designated by Beneficiary to Trustor, to the person or persons legally entitled thereto, which reconveyance shall be without recourse or warranty. The recitals in such reconveyance of any matters or facto shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any release.

          6.7  Notices.  Except as otherwise required by Law, whenever
               -------
Beneficiary, Trustor or Trustee shall desire to give or serve any notice, demand, request or other communication with respect to this Deed of Trust or any other Loan Document ("Notice"), each such Notice shall be in writing and a shall
                    ----------
be personally served or sent by a commercial overnight delivery service or by certified mail, return receipt requested, and shall be deemed to have been given on the date actually received if served by messenger or on the next business day after deposit with an overnight delivery service or on the date of receipt as shown on the return receipt if sent by certified mall. The addresses of the parties to which Notices shall be sent (until notice of a change is served as provided in this Section 6.7) are as set forth on the first page of this Deed of Trust. Notice of change of address shall be given by written notice in the manner set forth in this Section 6.7.
                                                                 -----------

          6.8  Request for Notice of Default.  Trustor requests that a copy of
               -----------------------------
any notice of default and any notice of sale hereunder be mailed to it at the address set forth on the first page of this Deed of Trust.

          6.9  Acceptance by Obligation of Trustee.  Trustee accepts the trust
               -----------------------------------
herein created when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by Law. Trustee shall not be obligated to notify any party hereto of any pending sale of the Property, or any portions thereof, under any other deed of trust or otherwise, or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party, unless Trustee brings such action or unless held or commenced and maintained by Trustee under this Deed of Trust.

          6.10 Statements by Trustor.  Within 10 days after any request by
               ---------------------
Beneficiary, Trustor shall deliver to Beneficiary a written statement confirming the outstanding balance of the Loan, acknowledging that no Event of Default exists and that no act, event or circumstance has occurred that, with the giving of notice or the lapse of time, would become an Event of Default (or if any such act, event or-circumstance has occurred, specifying the nature thereof), and setting forth such other information concerning the Loan and the Property as Beneficiary may reasonably request.

          6.11 Costs and Expenses; Actions by Trustee and/or Beneficiary to
               ------------------------------------------------------------
Preserve Property.
-----------------

          (a) Subject to Section 5.5, every provision of this Deed of Trust that
                         -----------
imposes upon Trustor an obligation to perform an act, or embodying an agreement by Trustor to perform an act, shall be construed as obligating Trustor to pay all costs and expenses relating thereto. Should Trustor fail to make any payment or to do any act an herein provided, Beneficiary and/or Trustee, may, but shall not be obligated to, make or do the same in such manner and to such extent as either may deem reasonably necessary to protect the security hereof, all without notice to or demand upon Trustor, without releasing Trustor from any obligation hereof or secured hereby, and within such times and in such manner as Beneficiary or Trustee may deem reasonable.

          (b) Without limiting any other power of Trustee or Beneficiary under this Deed of Trust, Trustor acknowledges that Beneficiary and/or Trustee shall have the right, but not the obligation, to take any action that either of them may deem reasonably necessary or appropriate for the protection of Beneficiary's rights hereunder or the security of this Deed of Trust, including the right: (i) upon occurrence of an Event of Default, to enter upon and take possession of the Property; (ii) upon occurrence of an Event of Default, to make additions, alterations, repairs and improvements to the Property that they or either of them may consider necessary or proper to keep the Property in good condition or repair; (iii) to appear and participate in any action or proceeding affecting the Property; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge. lien or debt that in the judgment of either may affect or appear to affect the security of this Deed of Trust or be senior in priority to the lien hereof; and (v) in exercising such powers, to employ attorneys or other consultants or experts, and pay their fees and expenses. All sums advanced in taking such action, together with all other costs, fees and expenses reasonably incurred by Beneficiary or Trustee hereunder (including costs of evidence of title, court costs, appraisals, surveys and attorneys' fees), shall: (A) bear interest at the rate in effect under the Note from the date advanced until paid in full, (B) be payable in full, together with interest thereon, upon demand by Beneficiary, and
(C) be added to the indebtedness secured hereby. Neither the reservation nor any exercise of the foregoing rights shall be construed to excuse Trustor's failure to perform fully and when due all of Trustor's obligations under this Deed of Trust or to prevent any such failure from constituting an Event of Default hereunder.

          (c) Subject to Section 5.5, all reasonable out-of-pocket court costs,
                         -----------
attorneys' fees, witness fees, appraisal fees, survey fees, title charges and other reasonable out-of-pocket fees, charges, costs and expenses that Beneficiary may incur in taking any action pursuant to any provision of this Deed of Trust (including Sections 2.10 and 6.11(b) following any act, event or
                         -------------     -------
circumstance that constitutes or is likely to lead to an Event of Default shall be added to and included in the indebtedness secured hereby, shall bear interest at the rate in effect under the Note from the date paid until reimbursed in full, and shall be payable in full, together with interest, upon demand by Beneficiary. Without limiting generality of the foregoing provisions, such fees, charges, costs and expense shall include (i) all out-of-pocket attorneys'
fees   and other reasonable out-of-pocket costs and expenses of any nature incurred by Beneficiary in connection with the collection of the indebtedness secured by this Deed of Trust or the enforcement of benefits, rights and remedies under the Loan Documents, including attorneys' fees incurred by Beneficiary for legal advice concerning Beneficiary's rights and remedies following any act, event or occurrence that constitutes an Event of Default;
(ii) reasonable out-of-pocket attorneys' fees, as determined by the court, and all other reasonable out-of-pocket costs, expenses and fees incurred by Beneficiary in connection with any suit or proceeding instituted to collect the indebtedness secured by this Deed of Trust or to enforce Beneficiary's rights and remedies under the Loan Documents, whether or not such suit or proceeding is prosecuted to judgment or conclusion; and (iii) all reasonable out-of-pocket attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by Beneficiary in connection with any bankruptcy, insolvency or reorganization proceeding or receivership involving Trustor or any affiliate of Trustor, including all attorneys' fees incurred in making any appearances in any such proceeding or in seeking relief from any stay or injunction issued in or arising out of any such proceeding. Such fees, charges, costs and expenses shall be considered collateral advances made to protect Beneficiary's security and shall be added to the indebted ness secured hereby as provided above, and shall not be considered costs and expenses of foreclosure or be subject to any statutory or other limitation on the amount thereof that may be demanded or recovered by Beneficiary, unless the fees, charges, costs and expenses in question are incurred solely and specifically for services that are (1) performed only after the date of Beneficiary's written election to declare the entire indebtedness secured hereby immediately due and payable and (2) directly related to the preparation or
                            ---
giving of any notice of default or notice of sale or the taking of any other action required by Law in connection with a Trustee's sale or judicial foreclosure proceeding under this Deed of Trust.

          6.12 Invalidity of Lien.  If Beneficiary makes an advance under
               ------------------

the Note or this Deed of Trust that is determined to be unsecured, if the lien of this Deed of Trust in invalid or unenforceable as to any part of the indebtedness secured hereby, or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the indebtedness, and all payments made on the indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the indebtedness that is not secured or fully secured by the lien of this Deed of Trust.

          6.13 Changes in Tax Laws.  In the event that following the date of
               -------------------
this Deed of Trust any federal, state or local governmental entity having jurisdiction over the Property enacts any Law that imposes upon Beneficiary the payment of all or any part of the taxes, charges or liens required to be paid by Trustor under this Deed of Trust, then the indebtedness secured hereby shall become immediately due and payable at the option of Beneficiary unless (i) Trustor is permitted by law to bear and pay the full amount of such taxes, charges or liens, or to reimburse Beneficiary. therefor, and such payment or reimbursement would not result in the imposition of interest in excess of the maximum amount permitted by law, and (ii) Trustor pays such taxes, charges or liens or reimburses Beneficiary therefor and agrees in writing to pay or reimburse Beneficiary for any such taxes, charges and liens thereafter levied. The obligations of Trustor under any such agreement shall be secured by this Deed of Trust.

          6.14 Partial or Late Payment.  Neither the acceptance by Beneficiary
               -----------------------
of any sum after the same is due [nor the application of payments by Beneficiary, as lessee, to the debt secured by this Deed of Trust] shall not constitute a waiver of the right either to require prompt payment, when due, of an other sums then and thereafter secured hereby, the acceptance by Beneficiary of any sum or sums in an amount less than the sums then due shall be deemed an acceptance on account only and upon the condition that it shall not constitute a waiver of the Event of Default existing by virtue of Trustee's failure to pay the entire sum then due, or of Beneficiary's right to declare or maintain an acceleration by virtue of such Event of Default. Trustor's failure to pay the entire sum then due shall be and continue to be an Event of Default notwithstanding such acceptance of such amount on account, and Beneficiary and Trustee shall be at all times thereafter until the entire sum then due shall have been paid, and notwithstanding the acceptance by Beneficiary thereafter of further sums or accounts, or otherwise, entitled to exercise all rights in this Deed of Trust conferred upon them or either of them upon the occurrence of an Event of Default.

          6.15   Subrogation.  To the extent that any proceeds of the Loan or
                 -----------
any other amount paid or advanced by Beneficiary is used directly or indirectly to pay, discharge or satisfy, in whole or in part, indebtedness secured by any lien, charge or encumbrance on the Property or any part thereof senior in priority to the lien of this Deed of Trust, Beneficiary shall be subrogated to such other lien, charge or encumbrance regardless of whether such lien, charge or encumbrance is released.

          6.16   No Merger.  If Trustor's and Beneficiary's estates hereunder
                 ---------
shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger, and, in such event, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary hereunder.

          6.17 Waiver of Right to Require Marshalling of Assets.  Trustor waives
               ------------------------------------------------
all right to require a marshalling of assets by Trustee or Beneficiary, and the right to require Trustee or Beneficiary to resort first to any portion of the Property retained by Trustor before resorting to any other portion of the Property that may have been transferred or convoyed subject hereto, whether such resort to security is undertaken by nonjudicial sale or through proceedings in judicial foreclosure.

          6.18 Captions.  The captions or headings at the beginning of Articles,
               --------
Sections and paragraphs hereof are for the convenience of reference only and shall not be used in the interpretation of any provision of this Deed of Trust.

          6.19 Incorporation by Reference.  Each Exhibit, Schedule and Rider
               --------------------------
attached hereto is incorporated herein by the references thereto contained herein.

          6.20 References and Cross References.  All references and cross-
               -------------------------------
references in this Deed of Trust to Sections, Exhibits, Schedules and Riders, unless specified otherwise, refer to provisions in, or Exhibits, Schedules or Riders to, this Deed of Trust.

          6.21 Severability.  Should any provision of this Deed of Trust be
               ------------
invalid, illegal or unenforceable, such provision shall be severable from the rest of this Deed of Trust, and the validity, legality and enforceability of the remaining provisions of this Deed of Trust shall not in any way be affected or impaired thereby and shall remain in full force and effect.

          6.22 Substitution of Trustee.  Beneficiary may, from time to time, by
               -----------------------
a written instrument executed and acknowledged by Beneficiary and recorded in the County in which the Property is located and by otherwise complying with the provisions of California Civil Code Section 2934a, or any successor section, substitute a successor or successors to the Trustee named herein or acting hereunder. Without conveyance of the Property, a successor Trustee shall succeed to all the title, powers and duties conferred upon the Trustee herein and by applicable Law.

          6.23 Successors and Assigns.  This Deed of Trust applies to, inures to
               ----------------------
the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall
                                                             -------------
mean the owner and holder (including a pledgee) of the Note, whether or not named an Beneficiary herein. The term "Trustor" shall mean all parties
                                       ---------
executing this Deed of Trust as Trustor, their respective heirs, legatees, devisees, administrators, executors, successors in interest and assigns to the extent permitted by this Deed of Trust, provided that neither Beneficiary nor Trustee shall be obligated to give notice of default or notice of sale hereunder to any person, firm or entity other than the Trustor shown on the face page hereof.

          6.24 Gender and Number.  In this Deed of Trust, whenever the context
               -----------------
so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

          6.25 Nonliability of Beneficiary.
               ---------------------------

          (a) Beneficiary neither undertakes nor assumes any responsibility or duty to Trustor or any third party to select, review, inspect, examine, supervise, pass judgment upon or inform Trustor or any third party of the quality, adequacy or suitability of: (i) any plans and specifications for the construction or alteration of improvement on the Property; (ii) architects, contractors, subcontractors or materialmen employed or utilized in such construction or alteration; (iii) the presence of any Hazardous Materials on the Property; (iv) any appraisal of the Property; (v) the progress or course of construction or its conformance or nonconformance with plans and specifications or any amendments, alterations or changes thereto; (vi) any Environmental Report; or (vii) any other matter or item that Beneficiary has the right to review, inspect, examine or approve under this Deed of Trust. Any such selection, review, inspection, examination and the like is solely for the purpose of (i) determining whether or not Trustor's obligations under this Deed of Trust are being properly discharged and (ii) protecting Beneficiary's security and preserving Beneficiary's rights under this Deed of Trust, and such selection, review, inspection, examination and the like shall not render Beneficiary liable to Trustor or any third party for the sufficiency, accuracy, completeness, or legality thereof and shall not operate to waive any rights of Beneficiary hereunder.

          (b) Beneficiary owes no duty of care to protect or inform Trustor or any third party against negligent, faulty, inadequate or defective building or construction, or the existence of any environmentally hazardous condition in any manner arising out of or related to the presence of any Hazardous Materials on the Property, and Beneficiary shall not be responsible or liable to Trustor or any other party therefor. Trustor shall make or cause to be made such independent inspections as Trustor may desire for its own protection.

          (c) By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Beneficiary pursuant hereto, including any financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Beneficiary.

          (d) Prior to Beneficiary's actual entry upon and taking possession of the Property, nothing in this Deed of Trust shall operate to impose upon Beneficiary any responsibility for the operation, control, care, management or repair of the Property, and the execution of this Deed of Trust by Trustor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Property is and shall be that of Trustor prior to Beneficiary's actual entry and taking possession.

          (e) Beneficiary is hereby authorized to disclose information concerning Trustor, the Property or the indebtedness secured hereby to any insurance agency or company, or to any transferee.

          (f) Beneficiary shall not be liable, and is hereby released from liability, for any act or omission of Trustee, except for such actions as may be taken by Trustee at the express request of and in accordance with instructions given by Beneficiary.

          6.26 Limitation on Beneficiary's Obligations.  No provision of this
               ---------------------------------------
Deed of Trust that grants Beneficiary the right to incur any expense or take any action hereunder shall be construed as requiring Beneficiary to incur such expense or take such action.

          6.27 Relationship of Beneficiary and Trustor.  Neither this Deed of
               ---------------------------------------
Trust, nor the Loan Documents, nor any agreements, instruments, documents or transactions contemplated hereby or thereby, nor any statements or representations made by Beneficiary pursuant to any of the foregoing or otherwise, shall in any respect be interpreted, deemed or construed as making Trustor and Beneficiary partners or joint venturers with one another, or as creating or constituting any partnership, joint venture, association or other such relationship between Trustor and Beneficiary other than that of debtor and creditor.

          6.28 Cumulative Rights and Remedies; No Waiver.  The rights, powers
               -----------------------------------------
and remedies given to Beneficiary pursuant to this Deed of Trust shall be in addition to, and shall not supersede or preempt, any rights, powers and remedies given to Beneficiary by virtue of any applicable Law. Every power or remedy given by this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently, Independently, or successively, in any order whatsoever, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies. No forbearance, failure or delay by Beneficiary in exercising any right, power or remedy granted to

Beneficiary hereunder shall be deemed a waiver of such right, power or remedy, nor shall any such forbearance, failure or delay preclude the further exercise of such right, power or remedy, or any other right, power or remedy; and every such right, power and remedy of Beneficiary shall continue in full force and effect until such right, power or remedy is explicitly waived by Beneficiary in writing. Consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

          6.29 Modification.  This Deed of Trust may be modified, supplemented
               ------------
or amended only by an instrument in writing signed by Trustor or and Beneficiary.

          6.30 Survival of Representations and Warranties.  All of the
               ------------------------------------------
representations and warranties made by Trustor in this Deed of Trust shall survive the closing of the Loan and shall continue for so long as any portion of the indebtedness secured hereby remains outstanding.

          6.31 Construction of Deed of Trust.   The use in this Deed of Trust of
               -----------------------------
the word "including" shall be construed as providing examples only and shall not limit the generality of any provision in which it is used.

          6.32 Provisions of Note Incorporated by Reference.  The provisions of
               --------------------------------------------
the Note, including those provisions (if any) governing adjustments to the interest rate and payment amount, the accrual of interest on interest and increases in the principal balance, are incorporated by reference as though fully set forth herein.

          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first above written.

TRUSTOR:

CITADEL REALTY, INC.,
a Delaware corporation



By:      /s/ STEVE WESSON
    -----------------------------
      Steve Wesson, President

                     ACKNOWLEDGMENT OF CITADEL REALTY, INC.
                     --------------------------------------


STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF ____________   )


     On this ____ day of May, 1995, before me, the undersigned, a Notary Public in and for the State of California, personally appeared Steve Wesson, personally known to me to be the person who executed the within instrument as the President of Citadel Realty, Inc., the corporation therein named, and acknowledged to me that executed the within instrument pursuant to its bylaws or a resolution of its board of directors, and acknowledged to me that such corporation executed the same.

     WITNESS my hand and official seal.



                         _____________________________________
                         Notary Public


(Seal]

                                   EXHIBIT A
                                       TO
                                 DEED OF TRUST

                EXHIBIT A TO DEED OF TRUST, ASSIGNMENT OF RENTS
               AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING


                                  DESCRIPTION


PARCEL A:

LOTS 1, 2, 3, 4, 6, 7 AND 8 of MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

LOT 9 OF THE MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL C:

LOTS 10, 11 AND 12, MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL D:

PARCEL 1:

LOT 10 OF MARDALE TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THAT PORTION OF LOT 7 OF MARDALE TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED NORTHERLY BY THE FOLLOWING DESCRIBED LINE.

BEGINNING AT THE SOUTHWESTERLY CORNER OF SAID LOT, THENCE FROM A TANGENT BEARING NORTH 19 DEGREES 06 MINUTES 19 SECONDS EAST, NORTHEASTERLY ALONG A CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 15.00 FEET; THROUGH AN ANGLE OF 70 DEGREES 10 MINUTES 13 SECONDS, AN ARC DISTANCE OF 18.37 FEET; THENCE PARALLEL WITH THE

SOUTHERLY LINE OF SAID LOT 7, NORTH 89 DEGREES 16 MINUTES 32 SECONDS EAST 257.58 FEET TO A TANGENT CURVE, CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 15.00 FEET; THENCE SOUTHEASTERLY ALONG LAST SAID CURVE TO THE SOUTHEASTERLY CORNER OF LOT 8 OF SAID TRACT.

PARCEL E:

LOT 11 OF THE MARDALE TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL F:

LOT 14 OF THE MARDALE TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                      EXHIBIT A TO ENVIRONMENTAL INDEMNITY


                                  DESCRIPTION


PARCEL A:

LOTS 1, 2, 3, 4, 6, 7 AND 8 of MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL B:

LOT 9 OF THE MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL C:

LOTS 10, 11 AND 12, MCNUTT TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 11 PAGE 160 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL D:

PARCEL 1:

LOT 10 OF MARDALE TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 2:

THAT PORTION OF LOT 7 OF MARDALE TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED NORTHERLY BY THE FOLLOWING DESCRIBED LINE.

BEGINNING AT THE SOUTHWESTERLY CORNER OF SAID LOT, THENCE FROM A TANGENT BEARING NORTH 19 DEGREES 06 MINUTES 19 SECONDS EAST, NORTHEASTERLY ALONG A CURVE CONCAVE SOUTHEASTERLY AND HAVING A RADIUS OF 15.00 FEET; THROUGH AN ANGLE OF 70 DEGREES 10 MINUTES 13 SECONDS, AN ARC DISTANCE OF 18.37 FEET; THENCE PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT 7, NORTH 89 DEGREES 16 MINUTES 32 SECONDS

EAST 257.58 FEET TO A TANGENT CURVE, CONCAVE SOUTHWESTERLY AND HAVING A RADIUS OF 15.00 FEET; THENCE SOUTHEASTERLY ALONG LAST SAID CURVE TO THE SOUTHEASTERLY CORNER OF LOT 8 OF SAID TRACT.

PARCEL E:

LOT 11 OF THE MARDALE TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL F:

LOT 14 OF THE MARDALE TRACT, IN THE CITY OF GLENDALE, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 20 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.